As filed with the Securities and Exchange Commission on May 22, 2015

Registration No. 333-[   ]

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. __	[ ]
(Check appropriate box or boxes)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1-866-388-6292

David B. Perkins
Hatteras Funds, LLC
6601 Six Forks Road, Suite 340
Raleigh, North Carolina 27615
(Name and Address of Agent for Service)

WITH A COPY TO:

Thomas R. Westle, Esq.
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on June 21, 2015 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

Title of Securities Being Registered:	Shares of common stock, $0.001 par value per share, of the Hatteras Disciplined Opportunity Fund

Hatteras Disciplined Opportunity Fund
a series of HCIM Trust
6601 Six Forks Road, Suite 340 Raleigh, NC 27615-6520
1-866-388-6292

[     ], 2015

Dear Shareholder,

We are sending this information to you because you are a shareholder of the Hatteras Disciplined Opportunity Fund (the “Disciplined Opportunity Fund”), a series of HCIM Trust (the “Trust”). After careful consideration, Hatteras Funds, LLC (“Hatteras”), the Disciplined Opportunity Fund’s investment advisor, recommended and the Trust Board approved the reorganization (the “Reorganization”) of the Disciplined Opportunity Fund into a newly organized series of Hatteras Alternative Mutual Funds Trust of the same name, the Hatteras Disciplined Opportunity Fund (the “Successor Disciplined Opportunity Fund”). Hatteras also serves as the investment advisor to the Successor Disciplined Opportunity Fund. Acertus Capital Management, LLC serves as the investment sub-advisor to the Disciplined Opportunity Fund, as well as the Successor Disciplined Opportunity Fund.

As further explained in the enclosed information statement/prospectus, upon satisfaction of the conditions set forth in the Agreement and Plan of Reorganization, your current Institutional Class shares or Class A shares in the Disciplined Opportunity Fund will be exchanged for Institutional Class or Class A shares of the Successor Disciplined Opportunity Fund, respectively, at the closing of the Reorganization. This exchange is expected to be a tax free exchange for shareholders. You may, however, purchase and redeem shares of the Disciplined Opportunity Fund in the ordinary course until the last business day before the closing of the Reorganization. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the Successor Disciplined Opportunity Fund received in connection with the Reorganization.

More information on the Successor Disciplined Opportunity Fund, reasons for the proposed Reorganization and benefits to Disciplined Opportunity Fund shareholders is contained in the enclosed information statement/prospectus. You should review the information statement/prospectus carefully and retain it for future reference. Shareholder approval is not required to effect the Reorganization which is expected to close on or about [July 10], 2015.

Sincerely,

_______________________________
David B. Perkins
President and Trustee

i

INFORMATION STATEMENT/PROSPECTUS

[June 24], 2015

REORGANIZATION OF

HATTERAS DISCIPLINED OPPORTUNITY FUND
a series of HCIM Trust

IN EXCHANGE FOR SHARES OF

HATTERAS DISCIPLINED OPPORTUNITY FUND
a series of Hatteras Alternative Mutual Funds Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 388-6292

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement/prospectus is being furnished to shareholders of the Hatteras Disciplined Opportunity Fund (the “Disciplined Opportunity Fund”), a series of HCIM Trust (“HCIM”), in connection with an Agreement and Plan of Reorganization (the “Reorganization Agreement”) by and between HCIM, on behalf of the Disciplined Opportunity Fund, and Hatteras Alternative Mutual Funds Trust (“HAMFT”), on behalf of its series, the Hatteras Disciplined Opportunity Fund (the “Successor Disciplined Opportunity Fund”). The Disciplined Opportunity Fund and Successor Disciplined Opportunity Fund are collectively referred to in this information statement/prospectus as the “Funds” and are each referred to as a “Fund”. The Reorganization Agreement provides for the reorganization of the Disciplined Opportunity Fund into the Successor Disciplined Opportunity Fund (the “Reorganization”). HCIM and HAMFT are each an open-end investment management company organized as a Delaware statutory trust. Hatteras Funds, LLC (“Hatteras”) is the investment advisor and Acertus Capital Management, LLC (“Acertus” or the “Sub-Advisor”) is the investment sub-advisor to both Funds. Hatteras and Acertus will continue to be responsible for providing investment advisory or portfolio management services to the Successor Disciplined Opportunity Fund following the Reorganization.

If you need additional copies of this information statement/prospectus or for a free copy of the Disciplined Opportunity Fund’s annual report for the fiscal year ended December 31, 2014 or its most recent semi-annual report please contact the Disciplined Opportunity Fund at 1-866-388-6292 or in writing at Hatteras Disciplined Opportunity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Additional copies of this information statement/prospectus will be delivered to you promptly upon request.

How the Reorganization Will Work

•	The Disciplined Opportunity Fund will transfer all of its assets and liabilities to the Successor Disciplined Opportunity Fund.

•
The Successor Disciplined Opportunity Fund will issue that number of Institutional Class shares of beneficial interest to the Disciplined Opportunity Fund in an amount that will equal, in aggregate net asset value, the aggregate net asset value of the Institutional Class shares of the Disciplined Opportunity Fund as of the close of business on the closing date of the Reorganization.

•
The Successor Disciplined Opportunity Fund will issue that number of Class A shares of beneficial interest to the Disciplined Opportunity Fund in an amount that will equal, in aggregate net asset value, the aggregate net asset value of the Class A shares of the Disciplined Opportunity Fund as of the close of business on the closing date of the Reorganization.

•
The Disciplined Opportunity Fund will distribute pro rata to its Institutional Class and Class A shareholders such Institutional Class and Class A shares, respectively, of the Successor Disciplined Opportunity Fund.

•
The Successor Disciplined Opportunity Fund will open accounts for the Disciplined Opportunity Fund shareholders, crediting the shareholders with that number of full and fractional shares of the applicable class of the Successor Disciplined Opportunity Fund that are equivalent in aggregate net asset value to the aggregate net asset value of the shareholders’ shares of such class in the Disciplined Opportunity Fund at the time of the Reorganization.

•	HCIM will then dissolve the Disciplined Opportunity Fund.

Hatteras and the HCIM Board (the “Board”) carefully considered the proposed Reorganization, as well as potential alternatives for the Disciplined Opportunity Fund. After careful consideration, the Board approved the Reorganization. A copy of the form of the Reorganization Agreement is attached to this information statement/prospectus as Appendix A. The Reorganization Agreement is not required to be approved by the shareholders of the Disciplined Opportunity Fund. Accordingly, shareholders of the Disciplined Opportunity Fund are not being asked to vote on or approve the Reorganization Agreement.

This information statement/prospectus sets forth the basic information regarding the Reorganization. You should read it and keep it for future reference.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference in this information statement/prospectus:

•
The Prospectus and Statement of Additional Information for the Disciplined Opportunity Fund, dated April 30, 2015, is incorporated by reference to Post-Effective Amendment No. 5 to HCIM’s Registration Statement on Form N-1A (File No. 811-22871), filed with the SEC on April 29, 2015.

•
The audited financial statements of the Disciplined Opportunity Fund dated December 31, 2014 are incorporated by reference to the Annual Report of the Fund for the fiscal year ended December 31, 2014, filed on Form N-CSR (File No. 811-22871) with the SEC on March 11, 2015.

•	The Statement of Additional Information relating to this information statement/prospectus dated June 24, 2015.

This information statement/prospectus will be mailed on or about [June 24], 2015 to shareholders of record of the Disciplined Opportunity Fund as of April 30, 2015 (the “Record Date”).

Copies of these materials and other information about HCIM, the Disciplined Opportunity Fund, HAMFT and the Successor Disciplined Opportunity Fund are available upon request and without charge by writing to the addresses below or by calling the telephone numbers listed as follows:

Hatteras Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 388-6292 (toll free)
www.hatterasfunds.com

Shareholder approval is not required and no action on your part is needed to complete the Reorganization.

The SEC has not approved or disapproved the Successor Disciplined Opportunity Fund shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this information statement/prospectus. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this information statement/prospectus and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds.

Table of Contents

Page

SUMMARY	1

INFORMATION ABOUT THE REORGANIZATION	10

ADDITIONAL INFORMATION ABOUT THE FUNDS	14

AVAILABLE INFORMATION	18

LEGAL MATTERS	19

EXPERTS	19

OTHER MATTERS	19

Appendix A – Form of Agreement and Plan of Reorganization	Appendix A-1

Appendix B – Investment Policies and Restrictions	Appendix B-1

Appendix C – Shareholder Information for the Successor Disciplined Opportunity Fund	Appendix C-1

Appendix D – Financial Highlights	Appendix D-1

SUMMARY

The following is a summary of more complete information appearing later in this information statement/prospectus or incorporated herein. You should read carefully the entire information statement/prospectus, including the Reorganization Agreement, the form of which is attached as Appendix A, because it contains details that are not in the summary.

As used herein, the term “Reorganization” refers collectively to: (1) the transfer of all of the assets and liabilities of the Disciplined Opportunity Fund to the Successor Disciplined Opportunity Fund; (2) the issuance of Institutional Class and Class A shares of beneficial interest by the Successor Disciplined Opportunity Fund to the Disciplined Opportunity Fund in an amount that will equal, in aggregate net asset value, the aggregate net asset value of the shares of each respective class of the Disciplined Opportunity Fund on the last business day preceding the closing of the Reorganization; (3) the pro rata distribution by the Disciplined Opportunity Fund to its Institutional Class and Class A shareholders of such Institutional Class and Class A shares, respectively, of the Successor Disciplined Opportunity Fund; (4) the opening of accounts by the Successor Disciplined Opportunity Fund for the Disciplined Opportunity Fund shareholders,  crediting  Disciplined Opportunity Fund shareholders with that number of full and fractional shares of each respective class of the Successor Disciplined Opportunity Fund that are equivalent in aggregate net asset value to the aggregate net asset value of the shareholders’ shares in each such class in the Disciplined Opportunity Fund at the time of the Reorganization; and (5) the ultimate dissolution of the Disciplined Opportunity Fund.

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). For information on the tax consequences of the Reorganization, see the sections entitled “Summary – Federal Income Tax Consequences of the Reorganization” and “Information About the Reorganization – Federal Income Tax Consequences” in this information statement/prospectus.

Comparison of the Funds’ Fees and Expenses

The following summary of Fund expenses shows the current fees and expenses for the Disciplined Opportunity Fund, which are the same as the pro forma fees and expenses for the Successor Disciplined Opportunity Fund (based on the fiscal year ended December 31, 2014) assuming the Reorganization had occurred on December 31, 2013.

Shareholder Fees (fees paid directly from your investment)
	Class A	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption price, whichever is less)	1.00%(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Institutional Class
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	1.53%	1.53%
Total Annual Fund Operating Expenses	3.03%	2.78%
Less: Expense Reimbursement(2)	(1.03)%	(1.03)%
Total Annual Fund Operating Expenses After Reimbursement	2.00%	1.75%
(1)	Purchases of $1 million and more held less than 18 months may be subject to a contingent deferred sales charge of up to 1.00%.
(2)
Hatteras has contractually agreed to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, dividends and interest paid on short sales, brokerage commissions, acquired fund fees and expenses of non-affiliated investment companies, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation (collectively, “Excluded Expenses”)) to the extent necessary to ensure the Fund’s total annual fund operating expenses do not exceed 2.00% and 1.75%  (each, the “Annual Limit”) of the average daily net assets of the Fund’s Class A shares and Institutional Class shares, respectively, through at least June 30, 2016. Hatteras is permitted to recoup expense reimbursements made during the prior three fiscal years, so long as such recoupments do not cause the Fund to exceed the Annual Limit. This arrangement can be terminated only by, or with the consent of, the Fund’s Board of Trustees.

Example of Effect on Fund Expenses

The Example is intended to help you understand the costs of investing in the Disciplined Opportunity Fund and the Successor Disciplined Opportunity Fund, which, assuming the Reorganization has been completed, are the same. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$668	$1,275	$1,905	$3,593
Institutional Class	$178	$765	$1,378	$3,034

Comparison of the Disciplined Opportunity Fund to the Successor Disciplined Opportunity Fund

	Disciplined Opportunity Fund	Successor Disciplined Opportunity Fund
Form of Organization	A non-diversified series of HCIM, an open-end investment management company organized as a Delaware statutory trust.	A non-diversified series of HAMFT, an open-end investment management company organized as a Delaware statutory trust.
Net Assets as of April 30, 2015	$35,803,509	N/A
Investment Advisor	Hatteras Funds, LLC	Same.
Investment Sub-Advisor and Portfolio Managers
Investment Sub-Advisor:
Acertus Capital Management, LLC

Portfolio Managers:
The Fund is managed by the following co-portfolio managers: Mitchell D. Eichen, Glenn A. Myers, John Longo, CFA, and Erman K. Civelek, CFA, CAIA, CFP.

Same.
Annual Operating Expenses as a Percentage of Average Net Assets for the Fiscal Year
Hatteras has contractually agreed to limit Fund expenses (exclusive of any Excluded Expenses) to the extent necessary to ensure that total annual fund operating expenses do  not exceed 1.75% of the average daily net assets of Institutional Class shares; however the total operating expense ratio for Institutional Class shares for the fiscal year ended December 31, 2014 was 2.78%.

Hatteras has contractually agreed to limit Fund expenses (exclusive of any Excluded Expenses) to the extent necessary to ensure that total annual fund operating expenses  do  not exceed 2.00% of the average daily net assets of Class A shares,  and Class A shares had not commenced operations prior to December 31, 2014.

Hatteras has contractually agreed to limit Fund expenses (exclusive of any Excluded Expenses) to the extent necessary to ensure that total annual fund operating expenses  do  not exceed 1.75% and 2.00% of the average daily net assets of the Fund’s Institutional Class and Class A shares, respectively.

The Fund has not commenced operations as of the date of this information statement/prospectus.

Investment Objective
The Fund seeks to consistently outperform the broader equity market on a risk-adjusted basis in both rising and declining markets. The Fund’s investment objective is not fundamental and therefore may be changed without shareholder approval.

Same.
Principal Investment Strategies	The Fund seeks to achieve its investment objective principally by: • Buying call options on the S&P 500® Composite Stock Price Index (the “S&P 500 Index”) to create broad market exposure, and	Same.

Disciplined Opportunity Fund	Successor Disciplined Opportunity Fund

•  buying and writing (selling) additional call and put options on the S&P 500 Index to enhance market returns and reduce market losses.

The Sub-Advisor employs a proprietary “Planned Return Strategy” (“PRS”) to select Fund investments. PRS is based on the Sub-Advisor’s work in Behavioral Finance and is designed to consistently outperform the S&P 500 on a risk-adjusted basis in both rising and declining markets. The Fund is classified as non-diversified. A non-diversified investment company may invest in the securities of fewer issuers at any one time than diversified funds.

The Acertus Planned Return Strategy (“PRS”)

PRS is implemented through the purchase of a rolling series of tranches of call and put options, each delivering a formulaic return over its term. The rolling series of tranches and formulaic tranche returns are explained further below.

Rolling Series of Tranches

The Fund generally invests in a series of 12 rolling “tranches” of call and put options, with each tranche having approximately a 12-month term. In other words, at any given time, the Fund will generally have one tranche with options expiring in approximately one month, a second tranche expiring in approximately two months, and so on, up to a twelfth tranche expiring in approximately twelve months. Each month, a previously purchased tranche’s options will generally expire, be exercised or be sold at or near their expiration, and the proceeds generally are used to purchase (or roll into) a new tranche of options expiring in approximately twelve months.

The rolling nature of the tranches creates diversification of investment time period and market level compared to the risk of buying or selling investments at any one time.

The Fund expects that its assets will generally be invested evenly across the tranches, such that the average time to expiration of the Fund’s options will be approximately six months.

Formulaic Tranche Returns

Options purchase decisions are made based upon a targeted formulaic return for each tranche over its term. The formula is determined by the Sub-Advisor’s analysis of historic market movements and the likelihood of delivering an attractive risk-adjusted rate of return in different market conditions. The formula dictates a desired level of downside protection and an enhanced market return multiple with the price of options determining the maximum return that a tranche can deliver over its term. Each tranche is intended to be held until the expiration date of its options. Effectively, the formulaic structure amounts to (a) giving up a potential higher return in exchange for return enhancement up to the maximum return and (b) buying limited downside protection at the cost of steeper losses if the S&P 500 Index declines past the specified limit.
For example, a given tranche may be constructed by purchasing a call option on the S&P 500 Index to gain market exposure, along with buying and writing (selling) put options on the S&P 500 Index to protect against a 10% decline in the S&P 500 Index (“downside protection”), with a loss of 1.15 times any S&P 500 Index decline beyond 10%. In addition, call options may be purchased or written (sold) on the index to double the S&P 500 Index’s gains up to a maximum return of 12% with no additional gains beyond 12%.

Disciplined Opportunity Fund	Successor Disciplined Opportunity Fund

During periods of high volatility, which may coincide with market lows, options pricing may allow for a greater level of maximum return for a given level of downside protection. During periods of low volatility, which may coincide with market highs, market pricing may support lower maximum returns while maintaining the desired level of downside protection. Therefore, the tranches may allow for higher maximum returns from market lows while maintaining downside protection at market highs.

The Fund generally intends to utilize FLexible EXchange® Options (“FLEX Options”), which are customized option contracts available through the Chicago Board Options Exchange (“CBOE”) that are guaranteed for settlement by The Options Clearing Corporation (“OCC”). FLEX Options provide investors with the ability to customize exercise prices and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions.

From time to time, the Fund may hold a portion of its assets in cash or invest them in liquid, short-term investments, including U.S. government obligations, certificates of deposit, commercial paper, other investment companies, money market instruments or other securities.

Tranches of options only deliver their formulaic return if held until their expiration. Fund performance will equal the value and time weighted average of the individual market valuations for each of the options in all of the tranches held for the intended period, plus the performance of any cash or other securities held in the account, less management fees and other costs.

Fundamental and Non- Fundamental Investment Policies and Restrictions
For a more complete description of the Fund’s fundamental and non-fundamental investment policies and restrictions, see Appendix B.

In general, the Fund has adopted fundamental policies that, subject to certain exceptions, limit or restrict the Fund with respect to the following activities: (1) making loans, (2) investing directly in real estate or real estate limited partnerships, (3) purchasing or selling physical commodities, (4) acting as an underwriter of securities issued by others, (5) borrowing money, (6) issuing senior securities, (7) concentrating its investments in any particular industry or group of industries, and (8) with respect to 75% of its assets, purchasing more than a certain amount in any one issuer.

The Fund has adopted non-fundamental policies that, subject to certain exceptions, limit or restrict the Fund with respect to investing more than 15% of its net assets in illiquid securities.
Same.

Disciplined Opportunity Fund	Successor Disciplined Opportunity Fund
Management and Other Fees
Management Fee. The Fund pays a management fee to Hatteras at an annual rate of 1.25% of the Fund’s average daily net assets.

Sub-Advisory Fee. Hatteras pays Acertus a monthly fee based upon the average daily net assets of the Fund at an annual rate, out of the 1.25% management fee paid to Hatteras by the Fund. The Fund is not responsible for the payment of this Sub-Advisory fee.

Administration Fees. The Fund pays a separate fee for administration, fund accounting and transfer agency services to U.S. Bancorp Fund Services, LLC (“USBFS”). Additionally, the Fund pays separate fees for custodial services to U.S. Bank National Association (“US Bank”).

Same.
Distribution	Hatteras Capital Distributors, LLC provides distribution services to the Fund. The Fund, on behalf of its Class A Shares, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act.	Same.
Expense Limitations and Overall Expenses
Hatteras has contractually agreed to limit Fund expenses (exclusive of any Excluded Expenses) to the extent necessary to ensure the Fund’s total annual fund operating expenses do not exceed the Annual Limit of the average daily net assets of the Fund’s Class A shares and Institutional Class shares, respectively, through at least June 30, 2016. Any reimbursement of the Fund’s expenses by Hatteras may be recouped in subsequent years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on the Fund’s expenses at the time of reimbursement. Hatteras is permitted to recoup expenses reimbursed in the prior three fiscal years. This arrangement can be terminated only by, or with the consent of, the Board of Trustees.

Same.  Any amounts accrued and eligible for recoupment by Hatteras with respect to the Disciplined Opportunity Fund will be carried forward as part of the Reorganization and will be subject to recoupment by Hatteras from the Successor Disciplined Opportunity Fund.

Buying Shares	You may buy shares directly from the Fund through its transfer agent or through third-party financial intermediaries.	Same.
Exchange Privilege	You may exchange your Fund shares of the same class for shares of certain other Hatteras Funds.	Same.
Selling Shares
If the account is registered in your name, you may sell your shares by contacting the Fund by mail or telephone as described in detail in the Fund’s Prospectus. Redemptions may also be made through third-party financial intermediaries, such as fund supermarkets or broker-dealers, who may charge a commission or other transaction fee.

Same.

Comparison of Principal Risks of Investing in the Funds

A discussion regarding certain principal risks of investing in each Fund is set forth below. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the Disciplined Opportunity Fund’s Prospectus and the Statement of Additional Information. As with all mutual funds, there is the risk that you could lose all or a portion of your investment in a Fund. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following are the principal risks that could affect the value of your investment in a Fund:

•
Derivative Securities Risk: The Fund may invest in derivative securities. These are financial instruments that derive their performance from the performance of an underlying asset or index. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

•
FLEX Options Risk: The Fund expects to utilize FLEX Options issued and guaranteed for settlement by the OCC.  The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. FLEX Options are also subject to the Derivative Securities Risk described above.

•	Management Risk: The Fund’s success will depend on the management of the Sub-Advisor and on the skill and acumen of the Sub-Advisor’s personnel.

•
Market Risk: The value of equity securities and other investments owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events in the U.S. or abroad that affect individual issuers, sectors or large portions of the market.

•
Non-Diversification Risk. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic, political or other occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Other Consequences of the Reorganization

Management Fee and Structure. Hatteras serves as the investment advisor to both the Disciplined Opportunity Fund and the Successor Disciplined Opportunity Fund. After the Reorganization, Hatteras will continue to serve as the investment advisor to the Successor Disciplined Opportunity Fund. The Disciplined Opportunity Fund and the Successor Disciplined Opportunity Fund each pay a management fee equal to the following annual percentage of average daily net assets:

Disciplined Opportunity Fund Management Fee – Paid to Hatteras	Successor Disciplined Opportunity Fund Management Fee – Paid to Hatteras
1.25%	1.25%

Under the investment advisory agreement between Hatteras and HAMFT, on behalf of the Successor Disciplined Opportunity Fund, the annual management fee rate payable by the Successor Disciplined Opportunity Fund is the same as the rate currently payable to Hatteras by the Disciplined Opportunity Fund. The investment advisory agreements are further described under “Additional Information About the Funds – Investment Advisory Agreement,” below.

Acertus serves as the investment sub-advisor to both the Disciplined Opportunity Fund and the Successor Disciplined Opportunity Fund. After the Reorganization, Acertus will continue to serve as the investment sub-advisor to the Successor Disciplined Opportunity Fund. Hatteras pays Acertus a monthly fee based upon the average daily net assets of each Fund at an annual rate, out of the 1.25% management fee paid to Hatteras by such Fund.

Under the investment sub-advisory agreement between Hatteras and Acertus with respect to the Successor Disciplined Opportunity Fund, the annual sub-advisory fee rate payable by Hatteras to Acertus is the same as the rate currently payable to Acertus with respect to the Disciplined Opportunity Fund. The investment sub-advisory agreements are further described under “Additional Information About the Funds – Investment Sub-Advisory Agreement,” below.

Expense Limitation. Hatteras has entered into operating expense limitation agreements with HAMFT and HCIM to limit the Successor Disciplined Opportunity Fund’s and Disciplined Opportunity Fund’s, respectively, expenses (exclusive of Excluded Expenses) to the extent necessary to ensure each Fund’s total annual fund operating expenses with respect to Class A shares and Institutional Class shares do not exceed the applicable Annual Limit through at least June 30, 2016. Any reimbursement of a Fund’s expenses by Hatteras may be recouped in subsequent years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on the Fund’s expenses at the time of reimbursement. Hatteras is permitted to recoup expenses reimbursed in the prior three fiscal years. Following the reorganization, any such recoupment will be reviewed by the HAMFT Board of Trustees, as applicable. The Fund must pay its current ordinary operating expenses before Hatteras is entitled to any recoupment of expenses reimbursed. This arrangement can be terminated only by, or with the consent of, the HAMFT Board of Trustees, as applicable.  Any amounts accrued and eligible for recoupment by Hatteras with respect to the Disciplined Opportunity Fund will be carried forward as part of the Reorganization and will be subject to recoupment by Hatteras from the Successor Disciplined Opportunity Fund.

Past Performance

Set forth below is performance information that provides some indication of the risks of investing in the Disciplined Opportunity Fund and the Successor Disciplined Opportunity Fund. The chart show changes in the Disciplined Opportunity Fund’s performance of Institutional Shares from year-to-year. No performance information is provided for the Successor Disciplined Opportunity Fund because it will not commence operations until the Reorganization. The Successor Disciplined Opportunity Fund will assume the performance history of the Disciplined Opportunity Fund after the Reorganization.  The table shows how the average annual returns of each class of shares for the periods shown compare to a broad-based market index. Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.hatterasfunds.com or by calling 866-388-6292 (toll free).

During the period of time shown in the bar chart, the Fund’s Institutional Class shares’ highest quarterly return was 2.09% for the quarter ended June 30, 2014 and the lowest quarterly return was 0.20% for the quarter ended September 30, 2014.

Average Annual Total Returns
For the Periods Ended December 31, 2014
	One Year	Since Inception (12/31/2013)
Institutional Class
Return Before Taxes	4.56%	4.56%
Return After Taxes on Distributions(1)	4.00%	4.00%
Return After Taxes on Distributions and Sale of Fund Shares	3.01%	3.01%
S&P 500 Index (Dividends Reinvested) (reflects no deduction for fees, expenses, or taxes)	13.69%	13.69%

(1)
After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Portfolio Turnover

The Disciplined Opportunity Fund and the Successor Disciplined Opportunity Fund each pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Successor Disciplined Opportunity Fund does not have a portfolio turnover rate to report because it has not yet commenced operations. However, because it will be managed in the same manner as the Disciplined Opportunity Fund by the same portfolio managers, its portfolio turnover rate is anticipated to be the same as that of the Disciplined Opportunity Fund. During the most recent fiscal year ended December 31, 2014, the portfolio turnover rate for the Disciplined Opportunity Fund was 29%.

Federal Income Tax Consequences of the Reorganization

As a non-waiveable condition to the Reorganization, each Fund will have received an opinion from Drinker Biddle and Reath, LLP (“Drinker”), counsel to HCIM, to the effect that the Reorganization should qualify as a tax-free reorganization for federal income tax purposes within the meaning of Section 368(a)(1)(F) of the Code. Accordingly, neither the Funds nor their shareholders should recognize any gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and the holding period of the Successor Disciplined Opportunity Fund shares received by each shareholder of the Disciplined Opportunity Fund in the Reorganization should be the same as the tax basis and holding period of the Disciplined Opportunity Fund shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the Successor Disciplined Opportunity Fund shares received, the Disciplined Opportunity Fund’s shares given up must have been held as capital assets by the shareholder. See “Information About the Reorganization – Federal Income Tax Consequences,” below.

ADDITIONAL INFORMATION ABOUT THE FUNDS’
PRINCIPAL INVESTMENT STRATEGY AND RISKS

Each Fund expects to utilize FLEX Options, the value of which may be linked to broad-based securities indices (such as the S&P 500®) or proxies for such indices (such as ETFs that track the S&P 500®) (an “Index Proxy”). The value of an Index Proxy is subject to change as the values of the component securities of the reference index fluctuate. An Index Proxy for a broad-based securities index may not exactly match the performance of the reference index due to cash drag, differences between the portfolio of the Index Proxy and the components of the reference index, expenses and other factors. Certain options on an Index Proxy may not qualify as “section 1256 contracts” and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period.

An index call option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any appreciation in the value of the reference index over a fixed price (the strike price of the call option) as of the valuation date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When an index call option is exercised, the seller is required to deliver an amount of cash determined by the excess, if any, of the value of the index at contract termination over the strike price of the option. A call option on an individual security, such as an ETF, is a contract that entitles the purchaser to buy the security at a fixed price (the strike price of the call option) on or before the valuation date of the option in exchange for the payment of an up-front premium by the purchaser to the seller. When an individual call option is exercised, the seller is required to deliver the underlying security. If the option seller does not own the underlying security it may be required to purchase the security to meet the delivery requirements of the contract.

An index put option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any decline in the value of the reference index below a fixed price (the strike price of the call option) as of the valuation date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When an index put option is exercised, the seller is required to deliver an amount of cash determined by the shortfall, if any, of the value of the index at contract termination below the strike price of the option. A put option on an individual security, such as an ETF, is a contract that entitles the purchaser to sell the security at a fixed price (the strike price of the put option) on or before the valuation date of the option in exchange for the payment of an up-front premium by the purchaser to the seller. When an individual put option is exercised, the seller is required to purchase the underlying security.

Amounts payable at settlement by a seller of index call and put spreads will equal the total payments made with respect to written calls and puts less the total payments received with respect to purchased calls and puts. If written calls and puts expire worthless, the Fund will neither pay nor receive settlement proceeds. If written calls or puts expire in-the-money, the Fund will be required to pay net proceeds at settlement equal to the difference between the amounts payable on written calls and amounts receivable, if any, on the associated purchased calls and puts.

Each Fund may sell “covered” or “naked” call and put options. A written call option is considered covered if the Fund maintains with its custodian liquid assets in an amount at least equal to the exercise price of the option (or, in the case of options on an individual security, owns an equivalent number of shares of the security as those subject to the call). A written call option is also considered covered if the Fund holds a call on the associated index or instrument where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets (or, in the case of options on an individual security, the Fund owns a number of shares of the security equivalent to the difference). A written call option is considered naked if the above criteria are not satisfied.

Uncovered call options have speculative characteristics and are riskier than covered call options because there is no underlying instrument held by the Fund that can act as a partial hedge. As the writer of a covered call option or an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or the index covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security or index decline.

A written put option similarly is considered covered if the Fund maintains with its custodian liquid assets in an amount at least equal to the exercise price of the option. A written put option is also considered covered if the Fund holds a put on the associated index or instrument where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A written put option is considered naked if the above criteria are not satisfied. The Fund’s ability to write naked call or put options may be limited by margin requirements and other federal securities rules or regulations.

OTC options involve risk that the issuer or counterparty will fail to perform its contractual obligations. Participants in these markets are typically not subject to the same credit evaluation and regulatory oversight as are members of “exchange-based” markets. By engaging in option transactions in these markets, the Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default.

Options positions are marked to market daily. The value of an option is affected by changes in the value and dividend rates of the securities represented in the index or the individual security linked to the option, changes in interest rates, changes in the actual or perceived volatility of the index or individual security linked to the option and the remaining time to the option’s expiration, as well as trading conditions in the options market.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization. The Reorganization is part of a continuing effort by Hatteras to streamline its mutual fund product offerings. After careful consideration, Hatteras has determined that shareholders of the Disciplined Opportunity Fund would benefit from the Fund operating as a series of HAMFT, a larger trust, as opposed to as a series of HCIM. As a result, Hatteras recommended, and the Board approved, the Reorganization of the Disciplined Opportunity Fund into the Successor Disciplined Opportunity Fund. In considering Hatteras’s recommendation, the Board considered a number of factors which are discussed in more detail below, including potential alternatives to the Reorganization. Pursuant to the Agreement and Plan of Reorganization, Hatteras has agreed to bear all expenses incurred in connection with the Reorganization.

Reorganization Agreement. The Reorganization Agreement sets forth the terms by which the Disciplined Opportunity Fund will be reorganized into the Successor Disciplined Opportunity Fund. The form of the Reorganization Agreement is attached as Appendix A and the description of the Reorganization Agreement contained herein is qualified in its entirety by the attached Reorganization Agreement. The following sections summarize the material terms of the Reorganization Agreement and the federal income tax treatment of the reorganization.

The Reorganization. The Reorganization Agreement provides that upon the transfer of all of the assets and liabilities of the Disciplined Opportunity Fund to the Successor Disciplined Opportunity Fund, the Successor Disciplined Opportunity Fund will issue to the Disciplined Opportunity Fund that number of full and fractional Successor Disciplined Opportunity Fund shares having an aggregate net asset value equal in value to the aggregate net asset value of the Disciplined Opportunity Fund, calculated as of the closing date of the Reorganization (the “Closing Date”). The Disciplined Opportunity Fund will redeem its shares in exchange for the Successor Disciplined Opportunity Fund shares received by it and will distribute such shares to the shareholders of the Disciplined Opportunity Fund in complete liquidation of the Disciplined Opportunity Fund. Disciplined Opportunity Fund shareholders will receive Successor Disciplined Opportunity Fund shares based on their respective holdings in the Disciplined Opportunity Fund as of the close of business on the Closing Date (the “Valuation Time”).

Upon completion of the Reorganization, each shareholder of the Disciplined Opportunity Fund will own that number of full and fractional shares of the same class of the Successor Disciplined Opportunity Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares of such class held in the Disciplined Opportunity Fund as of the Valuation Time. Such shares will be held in an account with the Successor Disciplined Opportunity Fund identical in all material respects to the account currently maintained by the Disciplined Opportunity Fund for such shareholder.

Until the Valuation Time, shareholders of the Disciplined Opportunity Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Disciplined Opportunity Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Valuation Time will be treated as requests received for the redemption or purchase of shares of the Successor Disciplined Opportunity Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Disciplined Opportunity Fund will be canceled on the books of the Disciplined Opportunity Fund and the transfer agent’s books of the Disciplined Opportunity Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, the receipt of a legal opinion from Drinker addressed to the Disciplined Opportunity Fund and the Successor Disciplined Opportunity Fund with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Closing Date of the Reorganization will be at the close of business on July 10, 2015, or such other date as is agreed to by the parties.

The Reorganization Agreement may not be changed except by an agreement signed by each party to the Agreement.

Federal Income Tax Consequences. Subject to the assumptions and limitations discussed below, the following discussion describes the material U.S. federal income tax consequences of the Reorganization to shareholders of the Disciplined Opportunity Fund. This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this information statement/prospectus, all of which may change, possibly with retroactive effect. Any such changes could alter the tax consequences described in this summary.

This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of Disciplined Opportunity Fund shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules.

In addition, this discussion does not address any other state, local or foreign income tax or non-income tax consequences of the Reorganization or of any transactions other than the Reorganization.

Note: Disciplined Opportunity Fund shareholders are urged to consult their own tax advisors to determine the particular U.S. federal income tax or other tax consequences to them of the Reorganization and the other transactions contemplated herein.

The Disciplined Opportunity Fund and the Successor Disciplined Opportunity Fund will each receive an opinion from Drinker, substantially to the effect that, based on certain facts, assumptions and representations made by the Disciplined Opportunity Fund and the Successor Disciplined Opportunity Fund, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)  The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Disciplined Opportunity Fund and the Successor Disciplined Opportunity Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code.

(b)  No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Successor Disciplined Opportunity Fund in exchange solely for the Successor Disciplined Opportunity Fund shares and the assumption by the Successor Disciplined Opportunity Fund of the Disciplined Opportunity Fund’s liabilities or upon the distribution of the Successor Disciplined Opportunity Fund shares to the Disciplined Opportunity Fund’s shareholders in exchange for their shares of the Disciplined Opportunity Fund.

(c)  No gain or loss will be recognized by the Successor Disciplined Opportunity Fund upon the receipt by it of all of the assets of the Disciplined Opportunity Fund in exchange solely for Successor Disciplined Opportunity Fund shares and the assumption by the Successor Disciplined Opportunity Fund of the liabilities of the Disciplined Opportunity Fund.

(d)  The adjusted tax basis of the assets of the Disciplined Opportunity Fund received by the Successor Disciplined Opportunity Fund will be the same as the adjusted tax basis of such assets to the Disciplined Opportunity Fund immediately prior to the Reorganization.

(e)  The holding period of the assets of the Disciplined Opportunity Fund received by the Successor Disciplined Opportunity Fund will include the holding period of those assets in the hands of the Disciplined Opportunity Fund immediately prior to the Reorganization.

(f)  No gain or loss will be recognized by the shareholders of the Disciplined Opportunity Fund upon the exchange of their Disciplined Opportunity Fund shares for the Successor Disciplined Opportunity Fund shares (including fractional shares to which they may be entitled) received in the Reorganization and the assumption by the Successor Disciplined Opportunity Fund of the liabilities of the Disciplined Opportunity Fund.

(g)  The aggregate adjusted tax basis of the Successor Disciplined Opportunity Fund shares received by the shareholders of the Disciplined Opportunity Fund (including fractional shares to which they may be entitled) pursuant to the Reorganization will be the same as the aggregate adjusted tax basis of the Disciplined Opportunity Fund shares held by the Disciplined Opportunity Fund’s shareholders immediately prior to the Reorganization.

(h)  The holding period of the Successor Disciplined Opportunity Fund shares received pursuant to the Reorganization by the shareholders of the Disciplined Opportunity Fund (including fractional shares to which they may be entitled) will include the holding period of the Disciplined Opportunity Fund shares surrendered in exchange therefor, provided that the Disciplined Opportunity Fund shares were held as a capital asset on the Closing Date.

Capital losses can generally be carried forward indefinitely to offset future capital gains. The Successor Disciplined Opportunity Fund will inherit the tax attributes of the Disciplined Opportunity Fund, including any available capital loss carryforwards, as of the Closing Date. For federal income tax purposes, the Disciplined Opportunity Fund did not have any capital loss carryforwards at December 31, 2014.

A successful challenge to the tax-free status of the Reorganization by the Internal Revenue Service (the “IRS”) would result in a Disciplined Opportunity Fund shareholder recognizing gain or loss with respect to each Disciplined Opportunity Fund share equal to the difference between that shareholder’s basis in the share and the fair market value, as of the time of the Reorganization, of the Successor Disciplined Opportunity Fund shares received in exchange therefor. In such event, a shareholder’s aggregate basis in the shares of the Successor Disciplined Opportunity Fund received in the exchange would equal such fair market value, and the shareholder’s holding period for the shares would not include the period during which such shareholder held Disciplined Opportunity Fund shares.

If any of the representations or covenants of the parties as described herein is inaccurate, the tax consequences of the transaction could differ materially from those summarized above. Furthermore, the description of the tax consequences set forth herein will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position. No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated. No ruling has been or will be requested from the IRS in connection with this transaction. No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein. Therefore, shareholders may find it advisable to consult their own tax advisor as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.

Board Considerations

The proposed Reorganization was presented to the HCIM Board for consideration at a meeting held on April 22, 2015.  At the meeting, representatives of the Advisor provided, and the Board reviewed, detailed information about the proposed Reorganization.  For the reasons discussed below, the HCIM Trustees, including all of the Independent Trustees, determined that the Reorganization is in the best interests of the Disciplined Opportunity Fund and its shareholders and voted to approve the Reorganization.

The Board noted that the Disciplined Opportunity Fund is the sole series of HCIM, and that the Advisor was recommending that the Fund be reorganized into the Successor Disciplined Opportunity Fund, a series of a larger trust with multiple funds and significantly greater assets. The Board considered that the Reorganization would entail the transfer of all of the assets and liabilities of the Disciplined Opportunity Fund to the Successor Disciplined Opportunity Fund, a newly established series of HAMFT, in exchange for shares of the Successor Disciplined Opportunity Fund. The Board noted that the Reorganization would not result in any changes to the number, value or fee structure of the outstanding Class A and Institutional Class shares of the Disciplined Opportunity Fund, nor would it result in any changes in the investment advisor, sub-advisor, portfolio management team, or investment strategies of the Fund.

In addition to the above, the HCIM Board, in approving the Reorganization, considered the following matters, among others and in no order of priority:

•
Both the Disciplined Opportunity Fund and the Successor Disciplined Opportunity Fund have the same investment objective of seeking to consistently outperform the broader equity market on a risk-adjusted basis in both rising and declining markets and have materially identical principal investment strategies;

•	The fundamental investment restrictions are materially identical between the two Funds;

•	The Acertus personnel that manage the Disciplined Opportunity Fund will also manage the Successor Disciplined Opportunity Fund;

•	The individuals serving on the HCIM Board are the same individuals that serve on the HAMFT Board and will continue to oversee the Successor Disciplined Opportunity Fund;

•	The management fees for each of the Funds are identical;

•
The contractual expense limitations that the Advisor has agreed to maintain for the Disciplined Opportunity Fund are identical to the contractual expense limitations of the Successor Disciplined Opportunity Fund;

•	Following the Reorganization, the total operating expense ratio for the Successor Disciplined Opportunity Fund is expected to be the same or less than that of the Disciplined Opportunity Fund;

•	The Rule 12b-1 fees for each Fund’s Class A shares are identical;

•	The Reorganization, as contemplated by the Reorganization Agreement, will be a tax-free reorganization;

•	The costs of the Reorganization, as contemplated by the Reorganization Agreement, will be borne by the Advisor; and

•	The interests of the current shareholders of the Disciplined Opportunity Fund will not be diluted as a result of the Reorganization.

The HCIM Board also considered alternatives to the Reorganization, such as the maintaining the Disciplined Opportunity Fund as the sole series of HCIM.  In this regard the Board considered that the Advisor believed that such option would ultimately result in greater costs to the Fund’s shareholders because of the expenses required to continue operating a separate investment company.

Furthermore, the Board considered that Rule 17a-8(a)(3) permits a merger of affiliated companies without obtaining shareholder approval if certain conditions are met as noted below:

•	No fundamental policy of the merging company is materially different from the fundamental policy of the surviving company;

•	No advisory contract between the merging company is materially different from an advisory contract of the surviving company;

•
Trustees of the merging company who are not interested persons of the merging company and who were elected by its shareholders, will comprise a majority of the trustees of the surviving company who are not interested persons of the surviving company; and

•	Any distribution fees authorized to be paid by the surviving company pursuant to Rule 12b-1 are no greater than the distribution fees of the merging company.

The Board noted that all these conditions had been met.  After consideration of the factors noted above, together with other factors and information considered relevant, the HCIM Board determined that the Reorganization is in the best interests of the Disciplined Opportunity Fund and its shareholders, and accordingly, unanimously approved the Reorganization and the Reorganization Agreement.

Costs and Expenses of the Reorganization. The Reorganization Agreement provides that all expenses of the Reorganization will be borne by Hatteras. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of this information statement/prospectus; (b) postage; (c) printing; (d) accounting fees; and (e) legal fees incurred by HAMFT and HCIM.

Capitalization. The following table sets forth the capitalization of the Disciplined Opportunity Fund and, on a pro forma basis, the Successor Disciplined Opportunity Fund, as of April 30, 2015 after giving effect to the Reorganization.

Fund Capitalization as of April 30, 2015	Net Assets	Shares Outstanding	Net Asset Value Per Share

Disciplined Opportunity Fund	$35,803,509	3,443,172.484	$10.40
Successor Disciplined Opportunity Fund (Pro Forma)	$35,803,509	3,443,172.484	$10.40

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Advisor. Each Fund’s investment advisor is Hatteras, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615. Effective June 30, 2014, the Advisor, a wholly-owned subsidiary of RCS Advisory Services, LLC, which is an operating subsidiary of RCS Capital Corporation, purchased substantially all the assets related to the business operations of Hatteras Capital Investment Management, LLC (“HCIM”), the Disciplined Opportunity Fund’s prior investment manager, and assumed certain liabilities of HCIM (the “Purchase”). The Purchase resulted in a change in control of HCIM and, therefore, constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended, of the existing investment management agreement between HCIM and the Fund. The existing investment management agreement automatically terminated upon its assignment pursuant to certain provisions of the 1940 Act and was replaced by a new investment advisory agreement between the Purchaser and the Fund that was approved by the initial shareholder of the Fund.

Purchase, Redemption and Exchange Policies. The purchase, redemption and exchange policies for the Funds are identical and are highlighted below. For a more complete discussion of the Funds’ purchase, redemption and exchange policies, please see Appendix C.

Type of Account	To Open Your Account	To Add to Your Account
Class A
Regular	$1,000	$250
Retirement Accounts	$1,000	$250
Automatic Investment Plan	$1,000	$100
Institutional Class	$1 million	None

Purchase, Redemption and Exchange Policies	Disciplined Opportunity Fund	Successor Disciplined Opportunity Fund

Purchases	By check, wire, telephone, automatic investment plan, through a broker-dealer or other third-party financial intermediary.	Same.

Redemptions	By check, wire, telephone, systematic withdrawal plan, or electronic funds transfer.	Same.

Exchange Privileges	Permitted between the same share classes within the Hatteras Funds family.	Same.

Market Timing Policies
The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Fund uses a variety of techniques to monitor for and detect abusive trading practices. The Fund does not accommodate “market timers” and discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Board has developed and adopted a market timing policy, which takes steps to reduce the frequency and effect of these activities in the Fund. These steps include, monitoring trading practices, using fair value pricing, as determined by the Board, when Hatteras or Acertus, as applicable, determines current market prices are not readily available. These techniques may change from time to time as determined by the Fund in its sole discretion.
Same.

Distributions. The Disciplined Opportunity Fund and Successor Disciplined Opportunity Fund generally distribute substantially all of their investment company taxable income and net capital gain in December of each year.

Tax Information. Both Funds’ distributions are taxable, and are taxed as ordinary income or capital gains, unless shareholders are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries. If shareholders purchase the Disciplined Opportunity Fund or the Successor Disciplined Opportunity Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and/or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and financial adviser to recommend the Disciplined Opportunity Fund and/or the Successor Disciplined Opportunity Fund over another investment. Ask a financial adviser or visit your financial intermediary’s website for more information.

Investment Advisory Agreement. Under the respective advisory agreement with HCIM and HAMFT, on behalf of the Disciplined Opportunity Fund and the Successor Disciplined Opportunity Fund, respectively, Hatteras is responsible for the overall management of the Funds’ business affairs. Hatteras furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of the Funds. As compensation for its services, each Fund pays to Hatteras a monthly advisory fee at the annual rate of 1.25% of the average daily net asset value of the Fund. In addition to the advisory fees, each Fund incurs other expenses such as custodian, transfer agency, interest, acquired fund fees and expenses and other customary Fund expenses. Hatteras has contractually agreed to limit Fund expenses (excluding Excluded Expenses) to the extent necessary to ensure the Funds’ total annual fund operating expenses do not exceed the Annual Limit of the average daily net assets of the Funds’ Class A shares and Institutional Class shares, respectively, through at least June 30, 2016. Any reimbursement of the Funds’ expenses by Hatteras may be recouped in subsequent years if the aggregate amount actually paid by the Funds toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on the Fund’s expenses at the time of reimbursement. Hatteras is permitted to recoup expenses reimbursed in the prior three fiscal years. Following the reorganization, any such recoupment will be reviewed by the Fund’s Board of Trustees. The Funds must pay their current ordinary operating expenses before Hatteras is entitled to any recoupment of expenses reimbursed. This arrangement can be terminated only by, or with the consent of, the Fund’s Board of Trustees.  Any amounts accrued and eligible for recoupment by Hatteras with respect to the Disciplined Opportunity Fund will be carried forward as part of the Reorganization and will be subject to recoupment by Hatteras from the Successor Disciplined Opportunity Fund.

Please refer to “Summary – Comparison of the Funds’ Fees and Expenses” which illustrates the pro forma operating expenses for the Successor Disciplined Opportunity Fund after giving effect to the Reorganization. A discussion regarding the HAMFT Board’s basis for approving the investment advisory agreement will be included in the Successor Disciplined Opportunity Fund’s first semi-annual or annual report to shareholders.

Valuation. The Disciplined Opportunity Fund and the Successor Disciplined Opportunity Fund have the same valuation policies and procedures, which are more fully discussed in Appendix C-1 “Shareholder Information for the Successor Disciplined Opportunity Fund.” There are no material differences between such policies and procedures of the Funds.

Description of the Securities to be Issued; Rights of Shareholders. Set forth below is a description of the Successor Disciplined Opportunity Fund shares to be issued to the shareholders of the Disciplined Opportunity Fund in the Reorganization. Also set forth below is a discussion of the rights of shareholders of each Fund. The Funds’ shares have materially identical characteristics.

The following is a summary of the material rights of shareholders of the Successor Disciplined Opportunity Fund and Disciplined Opportunity Fund, but does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Delaware statute governing statutory trusts (the “Delaware Statute”) and HAMFT’s and HCIM’s Agreement and Declaration of Trust and HAMFT’s and HCIM’s Bylaws (collectively, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”

Form of Organization. The Disciplined Opportunity Fund is a series of HCIM, an open-end management investment company organized as a Delaware statutory trust on May 13, 2013. The Successor Disciplined Opportunity Fund is a series of HAMFT, an open-end management investment company organized as a Delaware statutory trust on April 12, 2002. Both the Disciplined Opportunity Fund and the Successor Disciplined Opportunity Fund currently offer two classes of shares of their common stock: Institutional Class shares and Class A shares.

Capital Stock. HAMFT and HCIM are each authorized to issue an unlimited number of shares of beneficial interest of $0.001 par value per share. As of the date of this information statement/prospectus, shares of approximately 5 other series of HAMFT are offered in separate prospectuses and statements of additional information. HAMFT may start additional series and offer shares of new funds under HAMFT at any time. As of the date of this information statement/prospectus, there are no series of HCIM other than the Disciplined Opportunity Fund, although HCIM may start additional series and offer shares of new funds under HCIM at any time.

Voting Rights. Each share of the Successor Disciplined Opportunity Fund represents an interest in the respective Fund that is equal to and proportionate with each other share of the respective Fund. HAMFT shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote. HAMFT is not required to (nor does it) hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees. On any matters submitted to a vote of shareholders of HAMFT, all shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law. There are no material differences to the voting rights of the Disciplined Opportunity Fund.

Shareholder Liability. The Delaware Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a Delaware statutory trust. The Governing Instruments provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of a Fund or the acts, obligations or affairs of HAMFT. The Governing Instruments further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability. HAMFT shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. There are no material differences to the shareholder liability of the Disciplined Opportunity Fund.

Preemptive Rights. Shareholders of HAMFT and HCIM are not entitled to any preference, preemptive, appraisal, or conversion rights.

Fund Trustees and Officers. HAMFT and HCIM are managed by separate Boards of Trustees that are composed of the same individuals. No changes to the composition of the Boards of Trustees are expected as a result of the Reorganization.

Sub-Advisor and Fund Management. Acertus Capital Management, LLC is a wholly owned subsidiary of Beacon Trust Company (“Beacon”). Beacon is a wholly owned subsidiary of The Provident Bank which, in turn, is a subsidiary of Provident Financial Services, Inc. Acertus will continue to be responsible for providing investment advisory/portfolio management services to the Successor Disciplined Opportunity Fund following the Reorganization.

Mitchell D. Eichen, J.D., LL.M. – Strategic Advisor
Mr. Eichen is the founder of Acertus Capital Management, LLC and its sister firm, The MDE Group, a wealth management firm, for which he has served as CEO since 1987. Mr. Eichen has an LL.M. in taxation from the New York University School of Law Graduate Division and a J.D. from Georgetown University Law Center. Prior to 1987, Mr. Eichen was an officer and Senior Financial Counselor for The Bank of New York’s Personal Financial Counseling Department. Previously, Mr. Eichen practiced tax, trust, and estate law for Shanley & Fisher, P.C. (now Drinker, Biddle & Reath LLP), in Morristown, New Jersey.

Glenn A. Myers, J.D. - President
Mr. Myers is President and Chief Operating Office of the Sub-Advisor and is responsible for the firm’s management. He joined the Sub-Advisor when it was formed in 2011. Prior to joining the Sub-Advisor, Mr. Myers was employed with The MDE Group, a wealth management firm, since 1991. Mr. Myers received his J.D. from Rutgers School of Law and is a member of the New Jersey Bar. He graduated cum laude with a B.S. in finance and a minor in computer science from Rutgers University and Rutgers School of Business.

John Longo, PhD, CFA – Chief Investment Officer
Mr. Longo joined the Sub-Advisor when it was formed in 2011 and chairs the Sub-Advisor’s Investment Committee. He plays a key role in contributing toward the firm’s macroeconomic view. Mr. Longo is also a Professor of Practice in the Finance & Economics Department at Rutgers Business School and has taught in the school’s undergraduate, MBA, Executive MBA, and International Executive MBA programs for more than 15 years. He is a member of the Editorial Board of The Journal of Performance Measurement. He is author/editor of Hedge Fund Alpha: A Framework for Generating and Understanding Investment Performance. Prior to joining the Sub-Advisor, Mr. Longo was employed with The MDE Group since 2002. In early 2000, Mr. Longo formed Cyborg Capital Management (“Cyborg”), a hedge fund management and investment consulting firm. Prior to forming Cyborg, Mr. Longo spent three years at Merrill Lynch & Co. (“Merrill”) where he was a Vice President in their Management Science Group. At Merrill, Mr. Longo played an instrumental role in creating and managing investment strategies for the Strategy Power product. He has appeared on CNBC, Bloomberg (TV and Radio) and Fox Business. Mr. Longo holds Ph.D. and M.B.A. degrees in finance and a B.A. degree with a double major in computer science and economics, from Rutgers University and Rutgers School of Business and is a Chartered Financial Analyst (CFA).

Erman K Civelek, CFA, CAIA, CFP – Senior Vice President, Investment Strategist
Mr. Civelek oversees the systematic implementation of all Acertus Investment Solutions. He also contributes to the evaluation and design of the strategies relative to maximizing the structure of formulaic return enhancement and risk control. Mr. Civelek has been with the Sub-Advisor since it was formed in 2011. Prior to joining the Sub-Advisor, Mr. Civelek was employed with The MDE Group since 1997. Mr. Civelek graduated summa cum laude with a B.A. in economics from Rutgers University is a Chartered Financial Analyst (CFA) charter holder. He also holds the Chartered Alternative Investment Analyst (CAIA) degree and is a CFP® professional.

The Statement of Additional Information relating to this information statement/prospectus provides additional information about the Successor Disciplined Opportunity Fund’s portfolio managers, including other accounts they manage, their ownership of Fund shares and their compensation.

Other Fund Service Providers. Both the Successor Disciplined Opportunity Fund and the Disciplined Opportunity Fund use the services of USBFS as their transfer agent, administrator and fund accountant. Both Funds also use the services of U.S. Bank, an affiliate of USBFS, as its custodian. Upon completion of the Reorganization, USBFS and U.S. Bank will continue to provide services to the Successor Disciplined Opportunity Fund.

Independent Registered Public Accounting Firm. Cohen Fund Audit Services, Ltd. serves as the independent registered public accounting firm to both the Successor Disciplined Opportunity Fund and the Disciplined Opportunity Fund.

Ownership of Securities of the Funds. As of the Record Date, the trustees and officers of the Disciplined Opportunity Fund as a group owned less than 1% of the outstanding voting securities of each of the Funds.  As of the same date, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Disciplined Opportunity Fund:

Hatteras Disciplined Opportunity Fund, Institutional Class shares
Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281	96.15%	FMR, LLC	MA	Record

Hatteras Disciplined Opportunity Fund, Class A shares
Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership
Hatteras Funds, LLC 6601 Six Forks Road, Suite 340 Raleigh, NC 27615-6520	100.00%	RCS Capital Holdings, LLC	DE	Beneficial

Any shareholder that owns 25% or more of the outstanding shares of a Fund or a class of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or that class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a Fund.

AVAILABLE INFORMATION

HAMFT is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. These documents can be inspected and copied at the SEC’s Public Reference Room in Washington, D.C. (100 F Street, Washington, D.C. 20549 and at certain of the SEC’s regional offices (addresses below). Please call the SEC at 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about a Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

SEC Regional Offices: Atlanta – 3475 Lenox Road NE, Suite 1000, Atlanta, GA 30326; Boston – 33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago – 175 West Jackson Blvd., Suite 900, Chicago, IL 60604; Denver – 1801 California Street, Suite 1500, Denver, CO 80202; Fort Worth – Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102; Los Angeles – 5670 Wilshire Blvd., 11th Floor, Los Angeles, CA 90036; Miami – 801 Brickell Ave., Suite 1800, Miami, FL 33131; New York – 3 World Financial Center, Suite 400, New York, NY 10281; Philadelphia – The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106; Salt Lake City – 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; and San Francisco – 44 Montgomery Street, Suite 2600, San Francisco, CA 94104.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Drinker and the issuance of shares of the Successor Disciplined Opportunity Fund will be passed on by the law firm of Blank Rome LLP.

EXPERTS

The financial statements and financial highlights of the Disciplined Opportunity Fund incorporated in this information statement/prospectus by reference from the Fund’s Annual Report on Form N-CSR for the fiscal year ended December 31, 2014 have been audited by Cohen Fund Audit Services, Ltd., the Fund’s independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

OTHER MATTERS

The Disciplined Opportunity Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Secretary of the Disciplined Opportunity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.

By order of the Board of Trustees,

______________________________
David B. Perkins
President and Trustee

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [  ] day of [  ], 2015, by and among HCIM Trust (“HCIM”) with respect to its series the Hatteras Disciplined Opportunity Fund (the “Transferring Fund”), and Hatteras Alternative Mutual Funds Trust (“HAMFT” and each of HCIM and HAMFT, a “Trust”) with respect to its series the Hatteras Disciplined Opportunity Fund (the “Acquiring Fund” and each of the Transferring Fund and Acquiring Fund, a “Fund”), and Hatteras Funds, LLC (the “Advisor”) for purposes of Sections 4.3 and 9.1 hereof. Each Trust is a Delaware statutory trust with its principal place of business at c/o Hatteras Funds, LLC, 6601 Six Forks Road, Suite 340, Raleigh, North Carolina 27615.

Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by each Fund, and of and by each Trust, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Trust of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of a Trust or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Trust of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

Each of the Transferring Fund and Acquiring Fund wish to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”), and intend this Agreement to be, and adopt it as, a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g) (“Regulations”). The Reorganization will consist of (i) the transfer of all of the assets of the Transferring Fund to the Acquiring Fund in exchange for Class A and Institutional Class shares, as applicable, of the Acquiring Fund (the “Acquiring Fund Shares”) (which is being established solely for the purpose of acquiring these assets and continuing the Transferring Fund’s business); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Transferring Fund; and (iii) the distribution by the Transferring Fund, immediately after the Closing Date, as that term is defined in paragraph 3.1, of the Acquiring Fund Shares pro rata to the Class A and Institutional Class shareholders of the Transferring Fund in liquidation of the Transferring Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, each of the Transferring Fund and the Acquiring Fund intend the Reorganization to be, and adopts it as, a “plan of reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), the related Treasury Regulations (the “Treasury Regulations”), and other guidance provided by the Internal Revenue Service (the “IRS”);

WHEREAS, Drinker Biddle & Reath LLP has or will render a federal tax opinion that the Reorganization qualifies as a plan of reorganization under Section 368(a)(1)(F) of the Code (the “Federal Tax Opinion”);

WHEREAS, the Transferring Fund and the Acquiring Fund are each a separate investment series of an open-end, registered management investment company with substantially identical investment objectives, strategies, and risks;

WHEREAS, the Transferring Fund offers, and has two classes of issued and outstanding shares designated Class A shares and Institutional Class shares (“Class A Transferring Fund Shares” and “Institutional Class Transferring Fund Shares,” respectively, and collectively, “Transferring Fund Shares”) and the Acquiring Fund will offer two classes of shares, designated Class A shares and Institutional Class shares (“Class A Acquiring Fund Shares” and “Institutional Class Acquiring Fund Shares,”  respectively, and collectively, “Acquiring Fund Shares”);

WHEREAS, as of the Closing Date, the Transferring Fund and the Acquiring Fund will be authorized to issue their shares of beneficial interest of Class A and Institutional Class shares;

WHEREAS, the Board of Trustees of HCIM, including a majority of the Trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), has determined that the transactions contemplated herein will be in the best interests of the Transferring Fund and its shareholders and has further determined that the interests of the existing shareholders of the Transferring Fund will not be diluted as a result of the transactions contemplated herein;

Appendix A-1

WHEREAS, the Board of Trustees of HAMFT, including a majority of the Independent Trustees, has determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders, if any, and has further determined that the interests of existing shareholders, if any, of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the representations, warranties and agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE I
THE REORGANIZATION AND FUND TRANSACTIONS

1.1 THE REORGANIZATION. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Transferring Fund agrees to transfer all of the Transferring Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Transferring Fund’s assets (i) to issue and deliver to the Transferring Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Class A Acquiring Fund Shares equal in value to the number of full and fractional Class A Transferring Fund Shares then outstanding and (2) Institutional Class Acquiring Fund Shares equal in value to the number of full and fractional Institutional Class Transferring Fund Shares then outstanding; and (ii) to assume all of the liabilities of the Transferring Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Transferring Fund to be acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables,  receivables for shares sold and any other rights that are owned by the Transferring Fund and any deferred or prepaid expenses shown as an asset on the books of the Transferring Fund on the Closing Date.

1.3 LIABILITIES TO BE ASSUMED. The Transferring Fund will, to the extent permissible and consistent with its own investment objectives and policies,  endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Transferring Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise in existence on the Closing Date. Notwithstanding anything in this paragraph to the contrary, it is understood that the Transferring Fund has entered into an expense limitation agreement with the Advisor pursuant to which the Advisor has reimbursed the Transferring Fund for certain expenses paid by the Transferring Fund. Pursuant to this expense limitation agreement, amounts reimbursed are accrued and are permitted to be recouped by the Advisor within three years if the Transferring Fund can make the payment and remain within the expense limit. Any amounts accrued and eligible for recoupment by the Advisor with respect to the Transferring Fund will be carried forward as part of the Reorganization and will be subject to recoupment by the Advisor from the Acquiring Fund.

1.4 TRANSFER TAXES. It is the parties’ understanding that no transfer taxes will apply to the issuance of shares and transfers of shares and assets in accordance with this Agreement.

1.5 REPORTING RESPONSIBILITY. Any regulatory reporting responsibility of the Transferring Fund, including the responsibility for filing regulatory reports, tax returns, and other documents, is and shall remain the responsibility of the Transferring Fund up to and including the Closing Date and such later date on which the Transferring Fund is terminated, except that Acquiring Fund shall be responsible for preparing and filing any Form N-Q or Form N-CSR (including the annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time, but as of the Effective Time such form has not yet been filed.

1.6 TERMINATION. After the Effective Time, the Transferring Fund shall not conduct any business except in connection with its dissolution and termination.

Appendix A-2

ARTICLE II
ISSUANCE AND VALUATION

2.1 ISSUANCE OF SHARES. At the Effective Time (or as soon thereafter as is reasonably practicable), the Transferring Fund shall distribute all the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Transferring Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by HAMFT’s transfer agent, which will open accounts on the Acquiring Fund’s shareholder records in the Shareholders’ names and transfer those Acquiring Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional Acquiring Fund Shares equal in value to the number of full and fractional Transferring Fund Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Class A Transferring Fund Shares shall be credited with the number of full and fractional Class A Acquiring Fund Shares due that Shareholder, and likewise each Shareholder that holds Institutional Class shares shall be credited with the number of full and fractional Institutional Class Acquiring Fund Shares due that Shareholder). The net asset value (“NAV”) per share of Acquiring Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV per share of the Transferring Fund Shares that each Shareholder holds at the Effective Time. All issued and outstanding Transferring Fund Shares, including any represented by certificates, shall simultaneously be canceled on Transferring Fund’s shareholder records. HAMFT shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

2.2 DETERMINATION OF VALUE. All computations of value shall be made by U.S. Bancorp Fund Services, LLC (“USBFS”), the Funds’ accounting agent, in accordance with its regular practice in pricing the Funds’ shares.

ARTICLE III
CLOSING AND EFFECTIVE TIME

3.1 CLOSING DATE. The parties shall make respective best efforts to close the Reorganization (the “Closing”) on or about [July 10], 2015 (the “Closing Date”), unless the parties agree otherwise. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business on the Closing Date unless otherwise provided herein (the “Effective Time”). The Closing shall be held as of 4:00 p.m. Eastern time at the offices of HCIM, or at such other time and/or place as the parties may agree.

3.2 TRANSFER AGENT’S CERTIFICATE. USBFS, as transfer agent for the Transferring Fund, shall deliver at the Closing (a) to the Acquiring Fund, a certificate representing that (i) its records contain the names and addresses of all Transferring Fund Shareholders, and the number and percentage ownership of outstanding shares of the Transferring Fund owned by each such Shareholder immediately prior to the Closing and (ii) it has opened accounts on the Acquiring Fund’s shareholder records in the names of the Transferring Fund Shareholders; and (b) to the Transferring Fund, a confirmation or other evidence satisfactory to Transferring Fund, that the Acquiring Fund Shares to be credited to the Transferring Fund at the Closing Date have been credited to the Transferring Fund’s account on those records.

3.3 CUSTODIAN’S CERTIFICATE. U.S. Bank National Association, 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212, as custodian for the Transferring Fund, shall deliver at the Closing a certificate representing that: (a) the Transferring Fund’s Assets have been delivered in proper form to the Acquiring Fund at the Closing Date; (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Transferring Fund; and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Transferring Fund to the Acquiring Fund, as reflected on the Acquiring Fund’s books immediately after the Closing Date, does or will conform to that information on the Transferring Fund’s books immediately before the Closing Date.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TRANSFERRING FUND. HCIM, on the Transferring Fund’s behalf, represents and warrants to HAMFT and the Acquiring Fund as follows:

Appendix A-3

(a) The Transferring Fund is a separate investment series of HCIM, a statutory trust duly organized, validly existing and in good standing under the laws of Delaware.

(b) The Transferring Fund is a separate investment series of HCIM, which is registered as an open-end management investment company, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, is in full force and effect.

(c) The current prospectus and statement of additional information of the Transferring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Transferring Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in a violation of any provision of federal law (including the 1940 Act), Delaware law, HCIM’s Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Transferring Fund is a party or by which it is bound.

(e) The Transferring Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged  or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

(f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Transferring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Transferring Fund to carry out the transactions contemplated by this Agreement. The Transferring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g) At the Closing Date, all audited financial statements of the Transferring Fund at December 31, 2014 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Transferring Fund as of such date, and there are no known contingent liabilities of the Transferring Fund as of such date not disclosed therein.

(h) Since December 31, 2014, there has not been any material adverse change in the Transferring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Transferring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Transferring Fund shall not constitute a material adverse change.

(i) At the Closing Date, all federal and other tax returns and reports of the Transferring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Transferring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.  The Transferring Fund is in compliance in all material respects with all applicable U.S. Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder.

(j) For each taxable year of its operation ended on or before the date of this Agreement, the Transferring Fund has met the requirements of Subchapter M of Subtitle A, Chapter 1, of the Code for qualification and treatment as a regulated investment company and has distributed in each such year such amounts as are required to avoid any entry-level federal income and excise tax. The Transferring Fund will continue to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its current taxable year. The Transferring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Code sections 852 or 4982. The Transferring Fund has had no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply.

Appendix A-4

(k) All issued and outstanding shares of the Transferring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Transferring Fund. All of the issued and outstanding shares of the Transferring Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.2. The Transferring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Transferring Fund Shares, nor is there outstanding any security convertible into any of the Transferring Fund Shares.

(l) At the Closing Date, the Transferring Fund or its nominee will have good and marketable title to the Transferring Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary actions on the part of the Transferring Fund and, subject to approval by the Transferring Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Transferring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information furnished by the Transferring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o) The Transferring Fund incurred the liabilities, which are associated with the assets, in the ordinary course of its business as a regulated investment company.

(p) The Transferring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in Code section 368(a)(3)(A)).

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. HAMFT, on the Acquiring Fund’s behalf, represents and warrants to HCIM and the Transferring Fund as follows:

(a) The Acquiring Fund is a separate investment series of HAMFT, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquiring Fund is a separate investment series of HAMFT, which is registered as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, is in full force and effect.

(c) The prospectus and statement of additional information, as of the Closing Date, of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Appendix A-5

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of federal law (including the 1940 Act), Delaware law, HAMFT’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to the Transferring Fund and accepted by the Transferring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against HAMFT or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. HAMFT knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) The Acquiring Fund has not commenced operation; however, the Acquiring Fund intends to meet the requirements of Subchapter M of Subtitle A, Chapter 1,  of the Code for qualification and treatment as a regulated investment company for the taxable year in which the Reorganization occurs and intends to continue to meet all the requirements for that qualification and intends to distribute in each  year such amounts as are required to avoid any entry-level federal income and excise tax.

(g) Immediately before the Closing, there will be no (1) issued and outstanding Acquiring Fund Shares, other than the Initial Shares (as defined in paragraph 8.4), (2) options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, (3) securities convertible into any Acquiring Fund Shares, or (4) any other securities issued by Acquiring Fund, except the Initial Shares.

(h) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of HAMFT, and this Agreement constitutes a valid and binding obligation of HAMFT enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The Acquiring Fund Shares to be issued and delivered to the Transferring Fund, for the account of the Transferring Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(j) The information furnished by HAMFT for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(k) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate to continue its operations after the Closing Date.

(l) HAMFT has filed a post-effective amendment to its registration statement on Form N-1A with the Commission for the purpose of registering the Acquiring Fund as a series of HAMFT. The post-effective amendment will be effective on or before the Closing Date.

(m) The Acquiring Fund was formed for the purpose of effecting the Reorganization.  Prior to the Closing, the Acquiring Fund will not have carried on any business activity and will have no assets or liabilities.

(n) No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

(o) The Acquiring Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as a corporation for federal tax purposes. The Acquiring Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a regulated investment company (“RIC”) on Form 1120-RIC; the Acquiring Fund will be a “fund” (as defined in Code section 851(g)(2), eligible for treatment under Code section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under Code sections 851 and 852; the Acquiring Fund will meet the requirements of Subchapter M of Subtitle A, Chapter 1,  of the Code for qualification as a RIC, and will compute its federal income tax under Code Section 852, for its taxable year in which the Reorganization occurs; and the Acquiring Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax.

(p) Immediately after the Effective Time, the Acquiring Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in Code section 368(a)(3)(A)).

(q) The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Transferring Fund Shares it actually or constructively surrenders in exchange therefor.

Appendix A-6

(e) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisors for advice regarding the Reorganization), if any, incurred in connection with the Reorganization.

(s) The fair market value of the assets will equal or exceed the liabilities to be assumed by the Acquiring Fund and those to which the assets are subject.

(t) None of the compensation received by any Shareholder who or that is an employee of or service provider to the Transferring Fund will be separate consideration for, or allocable to, any of the Transferring Fund Shares that Shareholder holds; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory or sub-advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services.

(u) No expenses incurred by the Transferring Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund, HCIM, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to the Transferring Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

(v) Immediately following consummation of the Reorganization, except for the Initial Shares, (1) the Shareholders will own all the Acquiring Fund Shares and will own those Shares solely by reason of their ownership of the Transferring Fund Shares immediately before the Reorganization and (2) the Acquiring Fund will hold the same assets and be subject to the same liabilities that the Transferring Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses.

4.3 REPRESENTATIONS OF HATTERAS FUNDS, LLC.  The Advisor represents and warrants to HCIM and the Transferring Fund that it will put into place, or arrange to have put in place, expense limitation arrangements with respect to the Acquiring Fund that will limit the total operating expenses of the Acquiring Fund (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, dividends and interest paid on short sales, brokerage commissions, acquired fund fees and expenses of non-affiliated investment companies, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to the extent necessary to ensure the Acquiring Fund’s total annual fund operating expenses do not exceed 2.00% and 1.75%  of the average daily net assets of the Fund’s Class A shares and Institutional Class shares, respectively, through at least June 30, 2016.

ARTICLE V
COVENANTS OF THE ACQUIRING FUND AND THE TRANSFERRING FUND

5.1 OPERATION IN ORDINARY COURSE. The Transferring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include distribution of customary dividends, distributions, and redemptions. The Acquiring Fund will not commence operation until the Closing Date.

5.2 INVESTMENT REPRESENTATION. The Transferring Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3 ADDITIONAL INFORMATION. The Transferring Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Transferring Fund shares as of the Closing Date.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, HAMFT and HCIM will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement and to preserve the tax-free reorganization status of the transactions for federal income tax purposes, including any actions required to be taken after the Closing Date.

Appendix A-7

5.5 LIQUIDATING DISTRIBUTION. As soon as is reasonably practical after the Closing, the Transferring Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFERRING FUND

The obligations of the Transferring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by HAMFT and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1     (a) All representations and warranties of HAMFT contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

(b) The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Closing Date.

(c) The Transferring Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.1.

6.2 HCIM and HAMFT shall have received an opinion of Drinker Biddle & Reath LLP as to federal income tax matters substantially to the effect that, based on the facts, representations, and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer by the Transferring Fund of all of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund followed by the distribution of the Acquiring Fund Shares to the Transferring Fund Shareholders, as provided in this Agreement, will constitute an “F reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and the Transferring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Transferring Fund as a result of such transactions;

(c) No gain or loss will be recognized by the Acquiring Fund as a result of such transactions;

(d) No gain or loss will be recognized by the shareholders of the Transferring Fund upon their receipt of Acquiring Fund Shares in exchange for their shares of the Transferring Fund;

(e) The aggregate adjusted tax basis of the Acquiring Fund Shares received by each shareholder of the Transferring Fund will be the same as the aggregate adjusted tax basis of the shareholder’s Transferring Fund shares immediately prior to such transactions;

(f) The adjusted tax basis of the Transferring Fund Assets received by an Acquiring Fund will be the same as the adjusted tax basis of such assets in the hands of the Transferring Fund immediately prior to such transactions;

(g) A shareholder’s holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Transferring Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset; and

(h) The holding period of the Acquiring Fund with respect to the Transferring Fund Assets will include the period for which such Transferring Fund Assets were held by the Transferring Fund, provided that the Transferring Fund held such Transferring Fund Assets as capital assets.

No opinion will be expressed as to the effect of the Reorganization on: (i) the Transferring Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) the Transferring Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Appendix A-8

Such opinion shall be based on customary assumptions, limitations and such representations as Drinker Biddle & Reath LLP may reasonably request, and the Transferring Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be, in the opinion of such counsel and with the consent of the Transferring Fund, appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.2.

6.3 The post-effective amendment on Form N-1A filed by HAMFT with the Commission to register the Acquiring Fund as a series of HAMFT is effective and no stop order has been issued by the Commission.

6.4 Subject to paragraph 6.3, as of the Closing Date with respect to the Reorganization of the Transferring Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by HCIM and the Transferring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Transferring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquiring Fund shall have received a statement of the Transferring Fund’s assets and liabilities, together with a list of the Transferring Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date.

7.3 The Transferring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Funds, on or before the Closing Date.

7.4 The Transferring Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.1.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF
THE ACQUIRING FUND AND THE TRANSFERRING FUND TO CLOSE

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Transferring Fund or the Acquiring Fund, as the case may be, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Transferring Fund, provided that either party hereto may for itself waive any of such conditions.

Appendix A-9

8.3 The registration statement on Form N-1A for HAMFT, including the post-effective amendment to register the Acquiring Fund as a series of HAMFT, shall be effective and no stop order has been issued by the Commission.

8.4 Before the Closing, the Board of Trustees of HAMFT shall have authorized the issuance of, and the Acquiring Fund shall have issued, as applicable, one Class A share and one Institutional Class share (the “Initial Shares”) to the Advisor or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount as determined by the Board), to vote on the investment advisory agreement, the distribution and service plan, and other agreements and plans referred to in paragraph 8.6 and to take whatever action it may be required to take as Acquiring Fund’s sole shareholder;

8.5 HAMFT, on Acquiring Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment advisory agreement, appropriate sub-advisory agreements, as applicable, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for Acquiring Fund’s operation as a series of an open-end management investment company. Each such agreement and plan shall have been approved by HAMFT’s Board and, to the extent required by law (as interpreted by Commission staff positions), by a majority of its Independent Trustees and by the Acquiring Fund’s sole shareholder;

At any time before the Closing, either Fund may waive any of the foregoing conditions, if, in the judgment of its Board, such waiver will not have a material adverse effect on its shareholders’ interests.

8.6 Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party and its counsel.

ARTICLE IX
EXPENSES

9.1 The Advisor will pay all direct costs and expenses incurred by the Transferring Fund incurred in connection with the Reorganization.

ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Transferring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder; provided, however, that the covenants to be performed after the Closing and the obligations of HAMFT, on behalf of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Transferring Fund. In addition, either the Acquiring Fund or the Transferring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 10 days;

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by HCIM’s or HAMFT’s Board of Trustees that the consummation of the Transaction contemplated herein is not in the best interest of the Transferring Fund or the Acquiring Fund, respectively.

Appendix A-10

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of HCIM or HAMFT, or their respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

ARTICLE XII
AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Trust. To the extent that it is subsequently determined that the Reorganization would not be a tax-free reorganization under Section 368 of the Code, the parties agree to work in good faith to amend this Agreement to ensure that the Reorganization is or remains a tax-free reorganization.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5 With respect to HCIM and HAMFT, the names used herein refer respectively to the trusts created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents of each respective trust, which are hereby referred to and are also on file at the principal offices of each respective Trust. The obligations of each Trust entered into in the name or on behalf thereof by any of its Trustees, representatives or agents of the Trusts, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of that respective Trust personally, but bind only the trust property, and all persons dealing with the Transferring Fund and the Acquiring Fund must look solely to the trust property belonging to the Transferring Fund and the Acquiring Fund for the enforcement of any claims against the Transferring Fund and the Acquiring Fund, respectively.

[signature page follows]

Appendix A-11

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

HCIM Trust, with respect to its series portfolio, Hatteras Disciplined Opportunity Fund

By: ________________________________________________

Name: _____________________________________________

Hatteras Alternative Mutual Funds Trust, with respect to its series portfolio, Hatteras Disciplined Opportunity Fund

By: ________________________________________________

Name: _____________________________________________

Hatteras Funds, LLC, solely with respect to Sections 4.3 and 9.1

By: ________________________________________________

Name: _____________________________________________

Appendix A-12

Appendix B

Investment Policies and Restrictions

The investment policies and restrictions of the Successor Disciplined Opportunity Fund and the Disciplined Opportunity Fund are described below. Unless otherwise specified, the investment restrictions and limitations are considered to be “fundamental” policies, and as such, may not be changed without approval of the holders of a “majority of the outstanding voting securities” (as that term is defined in the 1940 Act) of the Successor Disciplined Opportunity Fund and the Disciplined Opportunity Fund, respectively. The investment objective for both the Successor Disciplined Opportunity Fund and the Disciplined Opportunity Fund is not fundamental and therefore may be changed without shareholder approval.

Fundamental Investment Limitations
Making Loans
Make loans, except through: (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities; and (d) loans to affiliates of the Fund to the extent permitted by law.

Purchases and Sales of Real Estate
Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or from acquiring securities of real estate investment trusts or other issuers that deal in real estate.

Purchases and Sales of Commodities
Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund: (i) from purchasing or selling options, futures contracts or other derivative instruments; or (ii) from investing in securities or other instruments backed by physical commodities).

Underwriting Activities
Act as underwriter of securities, except as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.

Borrowing
Borrow money, except that, to the extent permitted by applicable law: (a) the Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law; (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes; (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and (d) the Fund may purchase securities on margin. If due to market fluctuations or other reasons the Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act.

Issuance of Senior Securities	Issue any senior security, except as permitted under the 1940 Act, as amended and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
Concentration
Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries). For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Appendix B-1

Diversification
With respect to 75% of the Fund’s assets (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

Non-Fundamental Limitations
Illiquid Securities
The Fund may not invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

Appendix B-2

Appendix C

SHAREHOLDER INFORMATION FOR THE SUCCESSOR DISCIPLINED OPPORTUNITY FUND

How to Contact the Funds

Write to us at: Hatteras Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight address: Hatteras Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202-5207
Telephone us at: (866) 388-6292 (toll free)	Visit our Web site at: www.hatterasfunds.com

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Fund will be determined at the close (generally 4:00 p.m., Eastern time) of the NYSE on each day it is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of shares outstanding. The NYSE is closed on weekends and on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The determination of NAV per share for a particular day is applicable to all account applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day. If events occur during the course of a day on which the Fund determines its NAV per share which, in the opinion of the Advisor or Sub-Advisor, as applicable, materially affect the value of one or more portfolio securities, these securities will be valued at their fair value as determined in good faith by the policies and procedures adopted by the Board of Trustees. Examples of such events include, but are not limited to, securities which are not traded on a national stock exchange, and therefore closing prices are not available; securities not quoted by an independent pricing service; or securities for which current quotations are not available from other independent sources. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor or Sub-Advisor, as applicable, to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“Nasdaq”) Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the Nasdaq Global Market System shall be valued at the most recent trade price.

Options contracts listed for trading on a securities exchange or board of trade shall be valued: (a) at the last quoted price, or (b) at the mean of the last bid and asked prices. In the absence of a sale, options not listed for trading on a securities exchange or board of trade for which OTC market quotations are readily available shall be valued at the mean of the current bid and asked prices. Total return index swaps shall be valued based on the relevant index value as of the close of regular trading on the NYSE.

Fair value determinations may be required for the following securities: (1) securities for which market quotations are insufficient or not readily available at the valuation time on a particular business day; (2) securities for which, in the judgment of the Advisor or Sub-Advisor as applicable, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor or Sub-Advisor as applicable, to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; and (3) securities determined to be illiquid in accordance with the Fund’s liquidity procedures.

FLEX Options are valued by an independent third party pricing service, which uses an equity option valuation model.  The factors used in the option pricing model include the calculated volatility value of the custom option and the underlying reference equity index,  the time between the effective date of the option and its expiration, and the agreed upon strike price. All inputs used by the pricing service in valuing the FLEX Options are considered observable market inputs, as a market for the custom options is established by the clearinghouse as new FLEX Options are created. Fair value determinations may be required for a FLEX Option in the event a price cannot be obtained from an independent pricing service or, in the judgment of the Advisor or Sub-Advisor as applicable, the price or value available does not represent the fair value of the instrument. Such fair value determinations will be made based on valuations procedures approved by the Fund’s Board of Trustees and may be based on factors including consensus quotes from several market making firms in the FLEX Options market.

Appendix C-1

Trading in Foreign Securities

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing the NAV per share, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities will be valued at their fair value as determined in good faith by the Board of Trustees.

HOW TO PURCHASE SHARES

Certain individuals may purchase Fund shares at NAV per share by sending a completed account application to one of the following addresses:

Regular Mail	Express/Overnight Mail
Hatteras Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Hatteras Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Note:
The Fund does not consider the United States Postal Service or any other independent delivery service to be its agent. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Fund’s Transfer Agent (as defined herein).

Institutional Class Shares
Institutional Class shares of the Fund may be purchased through a financial intermediary and are primarily intended for qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund’s distributor (the “Distributor”) or for investment plans such as “wrap accounts” which have entered into an agreement with the Fund’s Distributor. For example, Institutional Class shares may be purchased by financial intermediaries who (i) charge their clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Fund’s principal underwriter to offer Institutional Class shares through their no-load network or platform. Clients of these financial intermediaries may include, but are not limited to, individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans). Institutional Class shares may also be purchased by other institutional investors subject to a $1 million investment minimum for all accounts.

Class A Shares
Class A shares of the Fund are retail shares that require you to pay a sales charge when you invest in the Fund unless you qualify for a reduction or waiver of the sales charge. In addition, Class A share purchases of $1 million and more may be subject to a contingent deferred sales charge. Class A shares are also subject to a Rule 12b-1 fee of 0.25% of average daily net assets.

If you purchase Class A shares of the Fund you will pay the public offering price (“POP”), which is the NAV next determined after your order is received, plus a sales charge (shown in percentages below) depending on the amount of your investment. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint thresholds,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. The sales charge is determined as follows:

Appendix C-2

Investment Amount	Sales Charge as a % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance
Less than $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.50%
$250,000 but less than $500,000	2.75%	2.83%	2.50%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 and above	0.00%	0.00%	See Below

The Distributor will receive all initial sales charges for the purchase of Class A shares of the Fund without a dealer of record.

A selling broker may receive commissions on purchases of Class A shares of the Fund over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, and 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares of the Fund. As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed, as described above. Any applicable CDSC on Class A shares of the Fund will be based on the lower of cost or current market value.

Class A Sales Charge Reductions and Waivers
You may be able to reduce the sales charge on Class A shares of the Fund based on the type of transaction, the combined market value of your accounts or intended investment, and for certain groups or classes of shareholders. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility. The programs described below and others are explained in greater detail in the SAI.

Reinvested Distributions: You pay no sales charges on Class A shares you buy with reinvested distributions from Class A distributions.

Account Reinstatement: You pay no sales charges on Class A shares of the Fund you purchase with the proceeds of a redemption of Class A shares within 120 days of the date of the redemption. To reinvest in Class A shares of the Fund at NAV (without paying a sales charge), you must notify the Fund in writing or notify your financial intermediary at the time of the transaction.

Letter of Intent (“LOI”): By signing an LOI prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount within the next 13 months sufficient to meet one of the above breakpoint thresholds. The investment must satisfy the initial purchase agreement. Reinvested distributions do not count as purchases made during this period. The Fund will hold in escrow shares equal to approximately 4.75% of the amount of shares you indicate in the LOI. If you do not invest the amount specified in the LOI before the expiration date, the Transfer Agent will redeem a sufficient amount of escrowed shares to pay the difference between the reduced sales load you paid and the sales load you would have paid based on the total amount actually invested in Class A shares as of the expiration date. Otherwise, the Transfer Agent will release the escrowed shares when you have invested the agreed amount. Any Class A shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.

Rights of Accumulation (“ROA”): You may combine the value at the current public offering price of Class A shares of the Fund with a new purchase of Class A shares to reduce the sales charge on the new purchase. The sales charge for the new Class A shares will be figured at the rate in the table above that applies to the combined value of your currently owned Class A shares and the amount of the new investment. ROA allows you to combine the value of your account with the value of other eligible accounts for purposes of meeting the breakpoint thresholds above.

You may aggregate your eligible accounts with the eligible accounts of members of your immediate family to obtain a breakpoint discount. The types of eligible accounts that may be aggregated to obtain the breakpoint discounts described above include individual accounts, joint accounts and certain IRAs.

For the purpose of obtaining a breakpoint discount, members of your “immediate family” include your spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships. In addition, a fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. Eligible accounts include those registered in the name of your financial intermediary through which you own shares in the Fund.

Certain groups or classes of shareholders: If you fall into any of the following categories, you can buy Class A shares of the Fund at NAV without a sales charge:

Appendix C-3

•	Current and retired employees, directors/trustees and officers of:
o	The Trust;
o	The Advisor, Sub-Advisor and their affiliates; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

•	Any trust, pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Advisor, Sub-Advisor and their affiliates.

•	Current employees of:
o	The Transfer Agent;
o	Broker-dealers, (including their affiliates) who act as selling agents for the Fund/Trust; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

More information regarding the Fund’s sales charges, breakpoint thresholds and waivers is available in the SAI and free of charge on the Fund’s website: hatterasfunds.com/funds.

Distribution and Service (Rule 12b-1) Plan
The Fund has adopted a Distribution and Service Plan or “Rule 12b-1 Plan”. Under the Rule 12b-1 Plan, Class A shares pay a distribution fee of 0.25% of the average daily net assets of the class to the Fund’s Distributor or certain other third parties to finance any activity that is principally intended to result in the sale of Class A shares.

Since the Fund’s assets are used to pay Rule 12b-1 fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Consequently, long-term shareholders eventually may pay more than the economic equivalent of the maximum initial charges permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Minimum and Additional Investment Amounts
The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Class A
Regular	$1,000	$250
Retirement Accounts	$1,000	$250
Automatic Investment Plan	$1,000	$100
Institutional Class	$1 million	None

Shares of the Fund are offered on a continuous basis. The Fund, however, reserves the right, in its sole discretion, to reject any account application to purchase shares. After you open an account, you may purchase additional shares by sending a check together with the remittance stub from your most recent confirmation statement or a note stating the name(s) on the account and the account number, to the above address.

Waiving Your Initial Minimum Investment
The Advisor may waive the initial minimum in certain circumstances, including but not limited to the following:

•	Transfers of shares from existing accounts if the registration or beneficial owner remains the same.
•	Employees of the Advisor and its affiliates and their families.
•	Employees benefit plans sponsored by the Advisor.
•	Certain wrap programs offered by financial intermediaries.
•	Trustees of the Fund and their families.
•	Institutional clients of the Advisor.

The initial minimum investment for Institutional Class shares may also be waived for individual accounts of a financial intermediary, provided the aggregate value of such accounts invested in Fund shares is at least $1 million or is anticipated by the Advisor to reach $1 million.

Make all checks payable to the name of the Fund. All purchases by check must be in U.S. dollars drawn on a U.S. financial institution. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. Also, to prevent check fraud, the Fund does not accept third-party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. If your payment is not received, your check does not clear or your electronic funds transfer via Automated Clearing House (“ACH”) is rejected, your purchase will be canceled. The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment. In addition to any loss sustained by the Fund, a $25.00 charge may be imposed if your check does not clear. Fund shares have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. Shares are held in street name for the owners. The Fund reserves the right to reject any purchase in whole or in part.

Appendix C-4

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account application, you will be required to supply the Fund your full name, date of birth, social security number and permanent street address to assist the Fund in verifying your identity. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Fund may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If the Fund does not have a reasonable belief of the identity of a shareholder, the account application will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received.

Please consult your financial advisor to determine if you are eligible to purchase Fund shares through a qualified financial intermediary account.

When Order is Processed
All shares will be purchased at the NAV per share next determined after the Fund receives your account application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•	the name of the Fund;
•	the dollar amount of shares to be purchased;
•	a completed account application or investment stub; and
•	check payable to the name of the Fund.

Purchase through Brokers
You may invest in the Fund through brokers or agents who have entered into selling agreements with the Distributor. The brokers or agents may set their own initial and subsequent investment minimums. Investors may be charged a fee if they effect transactions through a broker or agent. The Fund has authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the relevant Fund’s NAV per share next computed after they are received by an authorized broker or the broker’s authorized designee. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Brokers are responsible for placing orders promptly with the Fund and for forwarding payment promptly, as well as ensuring that you receive copies of this Prospectus. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Telephone Purchase
Investors may purchase additional Fund shares by calling 1-877-569-2382. If you accepted this option on your account application, and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have submitted a voided check to establish banking information on your account prior to making a purchase. Your shares will be purchased at the NAV per share calculated on the day your order is placed, provided that your order is received prior to 4:00 p.m., Eastern time.

Appendix C-5

Purchase by Wire
To open an account or to make additional investments by wire, first call 1-877-569-2382 to notify the Fund of the incoming wire using the wiring instructions below:

U.S. Bank N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA No. 075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit:	(fund name)
(your name or the title on the account)
(your account #)

Initial Investment – By wire
If you are making an initial investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application. Please contact the Fund’s Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed account application via mail, overnight delivery, or facsimile. Upon receipt of your completed account application, the Transfer Agent will establish an account for you and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given. Wired funds must be received prior to 4:00 p.m., Eastern time to be eligible for same day pricing. The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wire instructions.

For Subsequent Investments – By wire
If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent at 1-877-569-2382. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Fund’s Transfer Agent. Your bank may charge you a fee for sending a wire payment to the Fund. Wired funds must be received prior to 4:00 p.m., Eastern time to be eligible for same day pricing. The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wire instructions.

Automatic Investment Plan
You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers. After making the required initial investment, you may elect to make subsequent investments by transfers on specified days of each month into your established Fund account. Your account application must be received 15 business days prior to the initial transaction. Please contact the Fund at 1-877-569-2382 for more information about the Fund’s Automatic Investment Plan. Shareholders should notify the Fund’s Transfer Agent of any changes to their Automatic Investment Plan at least five business days prior to the effective date. The Automatic Investment Plan must be implemented with a financial institution that is a member of the ACH. The Fund is unable to debit mutual fund or “pass through” accounts. A $25 fee will be charged if your bank does not honor the AIP draft for any reason.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-569-2382 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Retirement Plans
You may purchase Fund shares for your individual retirement plans. Please call the Fund at 1-877-569-2382 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

REDEMPTIONS

You may sell (redeem) your Fund shares on any day the NYSE is open for business at their next calculated NAV per share, minus any applicable contingent deferred sales charge, either directly to the Fund or through your investment representative.

Appendix C-6

Written Redemption Requests
You may redeem your shares by simply sending a written request to the Transfer Agent. You should give your account number and state whether you want all or some of your Fund shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. You should send your redemption request to:

Regular Mail	Express/Overnight Mail
Hatteras Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Hatteras Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Note
The Fund does not consider the United States Postal Service or any other independent delivery service to be their agent. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

Redeeming by Telephone
If you accepted telephone options on your account application, you may redeem Fund shares having a value of up to $100,000 by telephone. The proceeds will be sent on the business day following the redemption, but no later than the seventh business day after receipt. The proceeds can be mailed to the address designated on your account, wired or electronic funds transferred directly to your existing account in any commercial bank or brokerage firm within the United States as designated on the Fund’s Transfer Agent’s records. There is a $15 charge for each wire. There is no charge to have proceeds sent by electronic funds transfer and credit will be available in two to three business days. To redeem by telephone, call 1-877-569-2382. IRA accounts are not redeemable by telephone.

If you decline the options, but wish to add them at a later time, a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source will be required.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. None of the Fund, U.S. Bancorp Fund Services, LLC, or their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or U.S. Bancorp Fund Services, LLC, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or U.S. Bancorp Fund Services, LLC, do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. Once a telephone transaction has been placed, it cannot be cancelled or modified.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

Wire Redemptions
If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to U.S. Bancorp Fund Services, LLC to cover costs associated with the transfer, but U.S. Bancorp Fund Services, LLC does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan
If your individual account, IRA or other qualified plan account has a current account value of at least $25,000, you may adopt a Systematic Withdrawal Plan (“SWP”) to provide for monthly, quarterly or annual payments. Under the plan, payments of $500 or more can be sent by check to your address of record, or can be sent by electronic funds transfer through the ACH network to your pre-determined bank account. This service may be terminated or modified by the Fund at any time. A withdrawal under the SWP involves redemption of shares of the Fund, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. Any request to change or terminate your SWP should be communicated in writing or by telephone to the Fund’s Transfer Agent no later than five days before the next scheduled withdrawal. If you wish to open a SWP, please indicate on your account application or contact the Fund at 1-877-569-2382.

When Redemptions are Sent
Once the Fund receives your redemption request in “good order” as described below, your redemption will be processed at the next determined NAV per share following receipt of your redemption request. Proceeds will typically be sent on the next business day, but not later than the seventh day after redemption. If you purchase Fund shares using a check, and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).

Appendix C-7

Good Order
Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•	The request should be in writing, indicating the number of Fund shares or dollar amount to be redeemed;
•	The request must identify your account number;
•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•	The request should include a signature guarantee, if applicable (see section titled, “When You Need Signature Guarantees” below).

When You Need Signature Guarantees
The Fund’s Transfer Agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account transfers.

A signature guarantee is required to redeem shares in the following situations:

•	if ownership is being changed on your account;
•	when redemption proceeds are payable or sent to any person, address or bank account not on record;
•	if a change of address request was received by the Transfer Agent within the last 30 days; and/or
•	for redemptions over $100,000.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or signature validation stamp in other instances based on the circumstances.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants from the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantee.

Retirement Plans
If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to 10% back-up withholding tax.

Redeeming through Broker
If shares of the Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Low Balances
If at any time your account balance for the Fund falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000, your account could be closed. This will not apply to any account balances that drop below $1,000 due to a decline in NAV per share. The Fund may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record. The Fund will not charge any redemption fee on involuntary redemptions.

Inactive Accounts
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Fund is intended for long-term investors. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. While not specifically unlawful, the practice utilized by short-term traders to time their investments and redemptions of Fund shares with certain market-driven events can create substantial cash flows. These cash flows can be disruptive to the portfolio managers’ attempts to achieve the Fund’s objectives. Further, frequent short-term trading of Fund shares drives up the Fund’s transaction costs to the detriment of the remaining shareholders.

Appendix C-8

For these reasons, the Fund uses a variety of techniques to monitor for and detect abusive trading practices. The Fund does not accommodate “market timers” and discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Board of Trustees has developed and adopted a market timing policy, which takes steps to reduce the frequency and effect of these activities in the Fund. These steps include, monitoring trading practices, using fair value pricing, as determined by the Board of Trustees, when the Advisor or Sub-Advisor, as applicable, determines current market prices are not readily available. These techniques may change from time to time as determined by the Fund in its sole discretion.

Trading Practices
Currently, the Fund reserves the right, in its sole discretion, to identify trading practices as abusive. The Fund may deem the sale of all or a substantial portion of a shareholder’s purchase of Fund shares to be abusive. In addition, the Fund reserves the right to reject purchases and exchanges if it believes that such transactions would be inconsistent with the best interests of Fund shareholders or this policy.

The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Distributor, on behalf of the Fund, has entered into written agreements with the Fund’s financial intermediaries, under which the intermediary must, upon request, provides the Fund with certain shareholder and identity trading information so that the Fund can enforce their market timing policies.

Fair Value Pricing
The trading hours for most foreign securities end prior to the close of the NYSE, the time the Fund’s NAV per share is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund may value foreign securities at fair value, taking into account such events, when it calculates its NAV per share. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.

The Board of Trustees has also adopted procedures, which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Advisor or Sub-Advisor, as applicable, does not represent fair value. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its investment company taxable income and net capital gain in December of each year. Distributions by the Fund will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from investment company taxable income (including any excess of net short-term capital gain over net long-term capital loss) are generally taxable to investors as ordinary income or, under current law, qualified dividend income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. If you elect to have dividends and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check into your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions.

The Fund expects that, as a result of its investment objectives and strategies, distributions will consist primarily of short-term capital gains, which are taxable as ordinary income, and under current law, qualified dividend income, depending on the source of such income to the Fund and any holding period requirements. A portion of the ordinary income dividends paid to you by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates. Certain dividends or distributions declared in October, November or December as of a record date in such a month will be taxed to shareholders as if received in December, if they are paid during the following January. Each year, the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are generally exempt from federal income tax with respect to an investment in a regulated investment company, if they have not funded such investment with borrowed funds.

Appendix C-9

Your redemptions may result in a capital gain or loss for federal income tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

A 3.8% “Medicare Tax” is imposed on “net investment income” for non-corporate taxpayers earning over specified amounts. The tax is generally levied on income from interest, dividends, royalties, rents, and capital gains, but there are some exclusions and taxpayers should consult their tax advisors about the more precise definition of “net investment income” as it pertains to their particular situations.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (“IRS”). If you are subject to backup withholding, the IRS requires the Fund to withhold a percentage of any dividend and redemption or exchange proceeds. The Fund will reject any account application that does not include a certified social security or taxpayer identification number.

Federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

The tax treatment of certain futures contracts and listed non-equity options which may be written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from those contracts may be treated as ordinary in character. Also, any Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 or ordinary gain or loss, as applicable.

This summary only refers to shareholder federal income tax considerations applicable to shareholders who are United States persons and is not intended to be and should not be construed to be legal or tax advice to any current holder of Fund shares. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

Appendix C-10

Appendix D

FINANCIAL HIGHLIGHTS

The financial highlights table that follows is intended to help you understand the Disciplined Opportunity Fund’s financial performance for each fiscal year since the Fund’s inception and the Successor Disciplined Opportunity Fund’s financial performance for each fiscal year since the Fund’s inception had the Reorganization already occurred. Certain information reflects financial results for a single Institutional Class share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights below have been derived from the Disciplined Opportunity Fund’s financial statements. The Disciplined Opportunity Fund’s financial statements for the fiscal year ended December 31, 2014 have been audited by Cohen Fund Audit Services, Ltd. (the “Auditor”), the Funds’ independent registered public accounting firm. The Auditor’s report, along with the Disciplined Opportunity Fund’s financial statements, is included in the Disciplined Opportunity Fund’s Annual Report dated December 31, 2014, which is available upon request. Because Class A shares of the Disciplined Opportunity Fund did not commence operations until December 31, 2014, there is no financial highlights table for the Disciplined Opportunity Fund’s Class A shares.

Institutional Class
Hatteras Disciplined Opportunity Fund	For the Year Ended December 31, 2014
Per Share Data(1):
Net Asset Value, Beginning of Year	$10.00
Gain (Loss) from Investment Operations:
Net investment loss(2)	(0.21)
Net realized and unrealized gain on investments and foreign currency	0.67
Total Gain from Investment Operations	0.46
Less Dividends and Distributions:
Net realized gains	(0.23)
Total Dividends and Distributions	(0.23)

Net Asset Value, End of Year	$10.23

Total Return	4.56%

Ratios/Supplemental Data:
Net assets (000’s omitted), end of year	$33,929
Ratio of expenses to average net assets:	2.08%(3)
Ratio of net investment loss to average net assets:	(2.08)%
Portfolio turnover rate	29%
(1)  Information presented relates to a share of capital stock outstanding for the entire period.
(2) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3) Amount presented is net of waiver. For the year ended December 31, 2014, the ratio of expenses gross of waiver is 2.78%.

Appendix D-1

PART B

STATEMENT OF ADDITIONAL INFORMATION

[June 24], 2015

REORGANIZATION OF

HATTERAS DISCIPLINED OPPORTUNITY FUND
a series of HCIM Trust

IN EXCHANGE FOR SHARES OF

HATTERAS DISCIPLINED OPPORTUNITY FUND
a series of Hatteras Alternative Mutual Funds Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 388-6292

This Statement of Additional Information dated [June 24], 2015 (the “SAI”) is not a prospectus. An information statement/prospectus dated [June 24], 2015 (the “information statement/prospectus”) related to the above referenced reorganization may be obtained from Hatteras Alternative Mutual Funds Trust (“HAMFT”), on behalf its series, the Disciplined Opportunity Fund (the “Successor Disciplined Opportunity Fund”), by writing or calling HAMFT at the address and telephone number shown above. This SAI should be read in conjunction with such information statement/prospectus.

You should rely only on the information contained in this SAI and the information statement/prospectus. HAMFT has not authorized others to provide additional information. This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

Table of Contents

1.	The Statement of Additional Information for the Disciplined Opportunity Fund, dated April 30, 2015.

2.	The Statement of Additional Information for the Successor Disciplined Opportunity Fund, dated [June 24], 2015.

3.	The audited financial statements of the Disciplined Opportunity Fund contained in the Annual Report of the Disciplined Opportunity Fund for the fiscal year ended December 31, 2014.

4.	Pro Forma Financial Information.

Incorporation by Reference

The following documents are incorporated by reference into this SAI:

•
The Statement of Additional Information for the Disciplined Opportunity Fund, dated April 30, 2015, is incorporated by reference to Post-Effective Amendment No. 5 to HCIM’s Registration Statement on Form N-1A (File No. 811-22871), filed with the SEC on April 29, 2015.

•
The audited financial statements of the Disciplined Opportunity Fund dated December 31, 2014 are incorporated by reference to the Annual Report of the Fund for the fiscal year ended December 31, 2014, filed on Form N-CSR (File No. 811-22871) with the SEC on March 11, 2015.

Part B-1

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma information provided herein should be read in conjunction with the annual report to shareholders, for the year ended December 31, 2014, for the Disciplined Opportunity Fund (the “Acquired Fund”).

On April 22, 2015, each Fund’s Board of Trustees approved a plan of reorganization (the “Reorganization”) whereby the Acquired Fund will transfer all of its assets and liabilities to the Successor Disciplined Opportunity Fund (the “Acquiring Fund”) in exchange for Institutional Class or Class A shares, as appropriate, of the Acquiring Fund. Shareholders of the Acquired Fund would receive Institutional Class or Class A shares, as appropriate, equivalent in value to their investments in the Acquired Fund at the time of the Reorganization, and the Acquired Fund then would be dissolved. These events would happen on a single day, which is currently expected to be July 10, 2015.

As of December 31, 2014, the net assets of the Acquired Fund were $33,938,897. The Acquiring Fund did not have any assets as of December 31, 2014.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the Board of Trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

The unaudited pro forma information set forth below for the twelve months ending December 31, 2014, is intended to present financial information as if the acquisition of the Acquired Fund by the Acquiring Fund had been consummated at December 31, 2014, each Fund’s fiscal year end and date of the most recently issued audited financial statements of the Acquired Fund. The pro forma information has been derived from the books and records of the Acquired Fund utilized in calculating daily net asset value for the Fund and conforms to generally accepted accounting principles for U.S. mutual funds. Hatteras, not the Funds, will bear the expenses incurred in the Reorganization, including the preparation and mailing costs of the Acquired Fund, and audit and legal fees of both Funds.

On a pro forma basis for the twelve months ended December 31, 2014, the proposed Reorganization would not have resulted in any changes to expenses.

The actual expense ratios of the Acquired Fund for the twelve months ended December 31, 2014 were as follows.

	Acquiring Fund	Acquired Fund
Expense Ratio – Institutional Class	N/A	1.75%
Expense Ratio – Class A(1)	N/A	2.00%
(1) The Class A shares of the Acquiring Fund commenced operations on December 31, 2014. The estimated expenses for the Class A shares for the fiscal year ending December 31, 2015 is 2.00%.

The pro forma combined expense ratio for the twelve months ended would have been the same had the Reorganization already occurred.

The Acquired Fund will be the surviving fund for accounting purposes.

No significant accounting policies (including valuation of portfolio securities or compliance with Subchapter M  of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended) will change as a result of the proposed Reorganization.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1.
No gain or loss is recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, or upon the distribution of the shares of the Acquiring Fund by the Acquired Fund to its shareholders in termination of the Acquired Fund.

Part B-2

2.	No gain or loss is recognized by the Acquired Fund shareholders upon the exchange of their shares of the Acquired Fund solely for shares of the Acquiring Fund pursuant to the Reorganization.
3.	The historical cost of investment securities generally is carried forward to the Acquiring Fund.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2014, the Acquired Fund did not have any capital loss carryforwards available to offset future net capital gains.

The capital loss carryforwards and limitations described above may change significantly between now and the Reorganization Closing Date, expected to be approximately July 10, 2015. Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

The Acquiring Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (December 31, 2013), and for the fiscal year ended December 31, 2014, and has concluded that no provision for federal income tax is required in the fund's financial statements.

Part B-3

PART C

OTHER INFORMATION

Item 15.    Indemnification

Reference is made to Article VIII of the Registrant’s Amended and Restated Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 16.    Exhibits

Exhibit No.	Exhibit
(1)(a) (1)(b)
Amended and Restated Declaration of Trust dated February 22, 2010, was previously filed with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A on April 30, 2010, and is incorporated herein by reference.
Certificate of Amendment to Amended and Restated Certificate of Trust dated February 23, 2010, was previously filed with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A on April 30, 2010, and is incorporated herein by reference.

(2)
Amended and Restated By-Laws dated February 22, 2010, were previously filed with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A on April 30, 2010, and are incorporated herein by reference.

(3)	Not Applicable.
(4)	Form of Agreement and Plan of Reorganization – Filed herewith as Appendix A to Part A.
(5)	Instruments Defining Rights of Security Holders are incorporated by reference to the Registrant’s Amended and Restated Declaration of Trust and the Registrant’s Amended and Restated Bylaws.
(6)(a)	Investment Advisory Agreement with respect to the Hatteras Disciplined Opportunity Fund – filed herewith.
(6)(b)	Investment Sub-Advisory Agreement with respect to the Hatteras Disciplined Opportunity Fund – filed herewith.
(7)
Distribution Agreement dated July 1, 2014, was previously filed with Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A on February 20, 2015, and is incorporated herein by reference.

(8)	Not Applicable.
(9)(a)
Custody Agreement with U.S. Bank N.A. dated April 12, 2011, was previously filed with Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A on April 29, 2011, and is incorporated herein by reference.

(9)(b)
Amendment No. 1 dated September 16, 2011, was previously filed with Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A on September 29, 2011, and is incorporated herein by reference.

(10)(a)	Rule 12b-1 Plan, was previously filed with Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A on February 20, 2015, and is incorporated herein by reference.

Part C-1

(10)(b)
Rule 18f-3 Plan dated July 18, 2006 and amended and restated on February 22, 2012, was previously filed with Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A on March 15, 2012 and is incorporated herein by reference.

(11)
Legal Opinion. Opinion and Consent of Counsel dated August 8, 2002, was previously filed with Pre-Effective Amendment No. 2 to the Registration Statement on August 12, 2002 (Spitzer and Feldman, P.C.), and is incorporated herein by reference.

(12)	Form of Opinion and Consent of Drinker Biddle and Reath, LLP, regarding certain tax matters – filed herewith

(13)	(i)
Transfer Agent Servicing Agreement dated September 6, 2002, was previously filed with Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A on April 30, 2008, and is incorporated herein by reference.

(13)	(1)
Amendment dated April 28, 2006, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A on April 28, 2006, and is incorporated herein by reference.

(13)	(2)
Addendum dated August 17, 2007, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A on April 30, 2008, and is incorporated herein by reference.

(13)	(3)
Amendment dated November 1, 2009, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A on April 30, 2010, and is incorporated herein by reference.

(13)	(4)
Amendment dated January 1, 2010, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A on April 30, 2010, and is incorporated herein by reference.

(13)	(5)
Amendment dated May 1, 2011, to the Transfer Agent Servicing Agreement, was previously filed with Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A on April 29, 2011, and is incorporated herein by reference.

(13)	(ii)
Fund Administration Servicing Agreement dated April 28, 2006, was previously filed with Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A on April 28, 2006, and is incorporated herein by reference.

(13)	(1)
Amendment dated November 1, 2009, to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A on April 30, 2010, and is incorporated herein by reference.

(13)	(2)
Amendment dated May 1, 2011, to the Fund Administration Servicing Agreement, was previously filed with Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A on April 29, 2011, and is incorporated herein by reference.

(13)	(iii)
Fund Accounting Services Agreement dated April 28, 2006, was previously filed with Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A on April 28, 2006, and is incorporated herein by reference.

Part C-2

(13)	(1)
Amendment dated November 1, 2009, to the Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A on April 30, 2010, and is incorporated herein by reference.

(13)	(2)
Amendment dated May 1, 2011, to the Fund Accounting Servicing Agreement, was previously filed with Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A on April 29, 2011, and is incorporated herein by reference.

(13)	(iv)
Operating Expense Limitation Agreement dated July 1, 2014, was previously filed with Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A on February 20, 2015, and is incorporated herein by reference.

Part C-2

(13)	(vi)
Consent dated March 7, 2014 of U.S. Bank National Association to Assignment of Contract, was previously filed with Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A on February 20, 2015, and is incorporated herein by reference.

(13)	(vii)
Consent dated March 7, 2014 of U.S. Bancorp Fund Services, LLC to Assignment of Contracts, was previously filed with Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A on February 20, 2015, and is incorporated herein by reference.

(14)	Consent of Independent Registered Public Accounting Firm Cohen Fund Audit Services, Ltd. – filed herewith.
(15)	Not Applicable.
(16)(a)
Power of Attorney dated February 22, 2010, was previously filed with Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A on February 26, 2010, and is incorporated herein by reference.

(16)(b)
Power of Attorney dated February 22, 2012, was previously filed with Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A on April 27, 2012, and is incorporated herein by reference.

(16)(c)
Power of Attorney dated January 27, 2015, was previously filed with Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A on February 20, 2015, and is incorporated herein by reference.

(17)(a)
The Annual Report to Shareholders the Hatteras Disciplined Opportunity Fund for the Fiscal Year Ended December 31, 2014 was previously filed by HCIM Trust (File No. 811-22871) on Form N-CSR with the SEC on March 11, 2015, and is incorporated by reference.

(17)(b)
Prospectus of the Disciplined Opportunity Fund dated April 30, 2015 was previously filed by HCIM Trust (File No. 811-22871) in Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A with the SEC on April 29, 2015, and is incorporated by reference.

(17)(c)
Statement of Additional Information of the Disciplined Opportunity Fund dated April 30, 2015 was previously filed by HCIM Trust (File No. 811-22871) in Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A with the SEC on April 29, 2015, and is incorporated by reference.

Part C-3

Item 17.         Undertakings

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3)
The undersigned Registrant agrees to file by Post-Effective Amendment the opinion and consent of counsel regarding the tax consequences of the proposed reorganization required by Item 16 of Form N-14 upon closing of the Reorganization.

Part C-4

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Raleigh and the State of North Carolina on the 22nd day of May, 2015.

Hatteras Alternative Mutual Funds Trust

By:  /s/ Robert Lance Baker
     Robert Lance Baker, Treasurer and Chief Financial Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below on May 22, 2015 by the following persons in the capacities indicated:

Signature	Title
/s/ Joseph E. Breslin* Joseph E. Breslin	Independent Trustee and Chairman
/s/ H. Alexander Holmes* H. Alexander Holmes	Independent Trustee
/s/ Thomas Mann* Thomas Mann	Independent Trustee
/s/ Steve E. Moss* Steve E. Moss	Independent Trustee
/s/ Gregory S. Sellers* Gregory S. Sellers	Independent Trustee
/s/ Joseph Velk* Joseph Velk	Independent Trustee
/s/ David B. Perkins David B. Perkins	Interested Trustee, President and Chief Executive Officer
/s/ Peter M. Budko* Peter M. Budko	Interested Trustee
/s/ Robert Lance Baker Robert Lance Baker	Treasurer and Chief Financial Officer
*By: /s/ Robert Lance Baker Robert Lance Baker, Treasurer and Chief Financial Officer
Attorney-in-Fact pursuant to Power of Attorney

INDEX TO EXHIBITS

Exhibit Number	Description

(4)	Form of Agreement and Plan of Reorganization

(6)(a)	Investment Advisory Agreement

(6)(b)	Investment Sub-Advisory Agreement

(12)	Form of Opinion and Consent of Drinker Biddle and Reath, LLP, regarding certain tax matters

(14)	Consent of Independent Registered Public Accounting Firm Cohen Fund Audit Services, Ltd.